Putnam
International
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam International Fund's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Geirluv Lode
Justin M. Scott
Omid Kamshad

Putnam International Fund faced a challenging environment throughout the fiscal year ended August 31, 2001, even before the additional turmoil resulting from the tragedies of September 11. There is no escaping the fact that the fund delivered disappointing results during the period, though some well-chosen stock selections and the fund's value orientation helped reduce the impact of the declines.

Total return for 12 months ended 8/31/01

       Net asset value          Public offering price
-----------------------------------------------------------------------
          -25.17%                     -29.46%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 8.

* DIFFICULT MARKET ENVIRONMENT

During the fund's fiscal year, increasing economic weakness in Europe, continued stagnation in Japan, and the ripple effects of the U.S. economic slowdown combined to push stock prices lower around the globe. Europe has been plagued by declining manufacturing, reduced exports, rising energy prices, and the ongoing weakness of the euro. European central bankers have been reluctant to lower interest rates because of persistent inflation concerns, among them rapidly rising oil and gas prices.

While the fund's European exposure, comprising more than two thirds of the portfolio, played a larger role in fund performance than its 22.0% position in Japan, the influence of the pallid Japanese economy was evident. Japan has been suffering throughout the 1990s and may be close to, if not currently experiencing, a severe recession. The nation's banking system is plagued by bad loans, many of which are related to real estate, and it is in severe need of restructuring. Pledges of reform from several leaders have yet to produce meaningful evidence of change.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                      15.3%

Pharmaceuticals              11.6%

Oil & gas                     8.2%

Insurance                     7.0%

Telecommunications            6.6%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


Finally, the U.S. economy, which has a significant influence on the rest of the world, has slowed much more rapidly over the past 12 months than most analysts had anticipated. The U.S. slowdown, particularly in technology and telecommunications, has had a significant effect on primary trading partners such as Europe, and the European and Japanese stocks in these sectors have taken a serious beating.

* FOCUS REMAINS ON INDIVIDUAL COMPANY SELECTIONS

Because of your fund's research-intensive focus on the characteristics of individual stocks, our general aversion to certain troubled markets does not mean that we will overlook pockets of potential within those markets. For example, one of the fund's best performers during the period was Chubu Electric Power, Inc. This Japanese company's stock has been in the portfolio for some time and continues to perform well. In our opinion, it remains considerably undervalued and therefore has yet to achieve its full potential.

We also remain impressed by the German auto maker BMW, another long-time holding. The company's focused management and attractive valuation continue to be bolstered by a positive flow of good news. Although these and all holdings mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BP PLC
United Kingdom
Oil & gas

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Vodafone Group PLC
United Kingdom
Telecommunications

TotalFinaElf Class B
France
Oil & gas

ING Groep NV
Netherlands
Insurance

Novartis AG ADR
Switzerland
Pharmaceuticals

Toyota Motor Corp.
Japan
Automotive

Nestle SA
Switzerland
Food

UBS AG
Switzerland
Banking

Tokyo Electric Power Co.
Japan
Electric utilities

Footnote reads:
These holdings represent 17.3% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


AstraZeneca, a U.K. pharmaceutical company whose stock had been discounted because one of its biggest products, Losec, an anti-ulcer medication, faces patent expiration this year. However, the company is launching a replacement called Nexium, which could potentially be more profitable. In addition, its new cholesterol medication is poised to take market share from the industry leader.

We added another promising pharmaceutical stock, Lundbeck, to the portfolio early this year. A sharp runup in the Danish company's stock led us to sell about a third of the position in midsummer and recycle the profits back into the portfolio.

* DISCIPLINED STRATEGY CONSTANTLY WEIGHS RISKS, REWARDS

The fund has achieved its relative outperformance by following a disciplined investment process that constantly applies measures of risk and return to each fund holding and subjects each potential acquisition to the same criteria. This "no excuses" valuation philosophy assumes that every company, no matter what it makes or does, has an underlying long-term worth around which the price of its stock will fluctuate. The underlying value of the stock price is based on the company's long-term return on capital.

This core valuation approach has no predetermined growth or value bias. Our competitive edge lies in our ability to attach a hard valuation number to each company we consider for the fund's portfolio. We make the selection by using both quantitative and fundamental analysis. Quantitative analysis uses sophisticated models that rank all the stocks in the investment universe based on such criteria as price and earnings momentum and the correlation between the two. Fundamental analysis relies on valuation models driven by our insights about a stock's growth rate, return of capital, margins, and cost of capital. While we cannot predict future performance, these methodologies have resulted in the fund's strong performance since inception.

* OUTLOOK: EUROPE'S PROSPECTS RISING, JAPAN'S STILL IN DOUBT

Our outlook for continental Europe has moved from negative to neutral; European markets are finally reaching undervalued levels and the weak euro provides a pricing advantage to European exporters. With the European telecommunications sector largely deflated, we believe many conditions are in place for European markets to deliver strong performance going forward. However, we remain concerned about the European Central Bank's sluggish pace of cutting interest rates. U.K. stocks remain appealing as attractive valuations, easier monetary policy, and low inflation create a fairly positive market environment.

We continue to view Japan's market with caution. The new Koizumi administration is promising reform, but it remains to be seen whether these promises are fulfilled. The overall prospects for emerging equity markets are improving, and Asian markets outside Japan should benefit from the global tilt toward monetary easing and improved access to financing.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, political developments, and currency fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of companies located outside the United States.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                                               MSCI/EAFE       Consumer
Since 12/28/95            NAV         POP        Index       price index
-------------------------------------------------------------------------------
1 year                 -25.17%      -29.46%    -24.35%          2.78%
-------------------------------------------------------------------------------
5 years                 37.18        29.34      13.42          12.84
Annual average           6.53         5.28       2.55           2.45
-------------------------------------------------------------------------------
Life of fund            38.47        30.49      15.33          15.18
Annual average           5.90         4.80       2.55           2.53
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Currently the fund is offered on a limited basis and has limited assets. Performance data reflect an expenses limitation currently in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

-------------------------------------------------------------------------------
Distributions (number)                                        1
-------------------------------------------------------------------------------
Income                                                     $  --
-------------------------------------------------------------------------------
Capital gains
  Long-term                                                 0.430
-------------------------------------------------------------------------------
  Short-term                                                0.490
-------------------------------------------------------------------------------
  Total                                                    $0.920
-------------------------------------------------------------------------------
Share value:                                           NAV         POP
-------------------------------------------------------------------------------
8/31/00                                              $12.98      $13.77
-------------------------------------------------------------------------------
8/31/01                                                8.94        9.49
-------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

                Fund's class A           MSCI EAFE       Consumer price
Date            shares at POP              Index             index

12/28/95            9,425                 10,000            10,000
8/31/96             9,512                 10,168            10,208
8/31/97            10,885                 11,089            10,435
8/31/98            11,460                 11,073            10,610
8/31/99            14,985                 13,916            10,850
8/31/00            17,438                 15,246            11,207
8/31/01           $13,049                $11,533           $11,518

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

Since 12/28/95                                           NAV           POP
-------------------------------------------------------------------------------
1 year                                                -28.54%        -32.66%
-------------------------------------------------------------------------------
5 years                                                20.74          13.76
Annual average                                          3.84           2.61
-------------------------------------------------------------------------------
Life of fund                                           25.00          17.79
Annual average                                          3.95           2.88
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam International Fund, a series of Putnam Investment Funds, including the fund's portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended August 31, 1998 were audited by other auditors whose report dated October 13, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International Fund as of August 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.
                                                        KPMG  LLP
Boston, Massachusetts
October 3, 2001




THE FUND'S PORTFOLIO
August 31, 2001

COMMON STOCKS (99.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (3.5%)
-------------------------------------------------------------------------------------------------------------------
              1,988 AMP, Ltd.                                                                         $      20,565
              2,310 BHP Billiton, Ltd.                                                                       11,320
              1,079 Coles Myer, Ltd.                                                                          4,005
                900 Commonwealth Bank of Australia                                                           13,888
                100 EVN AG                                                                                    3,732
              1,400 National Australia Bank, Ltd.                                                            24,439
                600 News Corp., Ltd. (The)                                                                    4,789
                500 News Corp., Ltd. (The) ADR                                                               16,295
              1,223 Rio Tinto, Ltd.                                                                          21,664
                200 VA Technologies AG                                                                        5,939
              5,885 Westpac Banking Corp.                                                                    43,030
              1,000 Woolworths, Ltd.                                                                          5,640
                                                                                                      -------------
                                                                                                            175,306

Austria (--%)
-------------------------------------------------------------------------------------------------------------------
                300 Telekom Austria AG (NON)                                                                  1,964

Belgium (0.9%)
-------------------------------------------------------------------------------------------------------------------
                350 Dexia                                                                                     5,518
                100 Electrabel SA                                                                            22,539
                500 Fortis (B)                                                                               13,921
                                                                                                      -------------
                                                                                                             41,978

Denmark (1.0%)
-------------------------------------------------------------------------------------------------------------------
                400 Danisco A/S                                                                              14,302
                900 Danske Bank A/S                                                                          15,266
                100 GN Store Nord                                                                               508
                 50 Group 4 Falck A/S                                                                         5,900
                200 H. Lundbeck A/S                                                                           6,785
                100 TDC A/S                                                                                   3,624
                100 Vestas Wind Systems A/S                                                                   3,014
                                                                                                      -------------
                                                                                                             49,399

Finland (1.4%)
-------------------------------------------------------------------------------------------------------------------
                400 Metso OYJ                                                                                 3,618
              3,100 Nokia OYJ                                                                                48,504
                300 Sonera Group OYJ                                                                          1,212
                600 Stora Enso OYJ Class R                                                                    7,001
                400 TietoEnator OYJ 144A                                                                      8,373
                                                                                                      -------------
                                                                                                             68,708

France (12.7%)
-------------------------------------------------------------------------------------------------------------------
                100 Accor SA                                                                                  3,914
                 50 AGF (Assurances Generales de France)                                                      2,720
                600 Alcatel SA                                                                                9,268
                200 Alstom                                                                                    5,438
                800 Aventis SA                                                                               58,482
              2,000 Axa SA                                                                                   54,577
                569 BNP Paribas SA                                                                           52,188
                525 Bouygues SA                                                                              17,730
                500 Carrefour Supermarche SA                                                                 26,585
                 50 Castorama Dubois Investissement SA                                                        2,792
                150 Dassault Systemes SA                                                                      5,874
                680 France Telecom SA                                                                        21,823
                270 Groupe Danone                                                                            36,704
                600 Havas Advertising SA                                                                      5,558
                350 Lafarge Coppee                                                                           31,736
                 40 Lagardere SCA                                                                             1,874
                114 Michelin Corp. Class B                                                                    3,566
              1,200 Orange SA (NON)                                                                           8,053
                300 Rhodia SA                                                                                 3,201
                600 Sanofi-Synthelabo SA                                                                     39,257
                300 Schneider Electric SA                                                                    16,618
                702 Societe Generale                                                                         41,309
                300 Societe Television Francaise I                                                            8,715
                100 Sodexho Alliance SA                                                                       4,813
                500 STMicroelectronics NV                                                                    15,211
                650 Suez Lyonnaise des Eaux                                                                  22,135
                537 TotalFinaElf SA Class B                                                                  79,341
                500 TotalFinaElf SA ADR                                                                      36,925
                300 Vivendi Universal SA                                                                     16,400
                                                                                                      -------------
                                                                                                            632,807

Germany (9.3%)
-------------------------------------------------------------------------------------------------------------------
                200 Allianz AG                                                                               56,302
                300 BASF AG                                                                                  12,341
                600 Bayer AG                                                                                 19,179
                738 Bayerische Motoren Werke (BMW) AG                                                        23,523
                200 Bayerische Vereinsbank AG                                                                 8,336
                 80 Beiersdorf AG                                                                             9,706
                500 DaimlerChrysler AG                                                                       21,840
                400 Deutsche Bank AG                                                                         27,606
                100 Deutsche Boerse 144A                                                                      3,592
                100 Deutsche Lufthansa AG                                                                     1,580
              1,100 Deutsche Telekom AG                                                                      16,981
                300 Deutsche Telekom AG ADR                                                                   4,665
                500 Dresdner Bank AG                                                                         19,797
                800 E.On AG                                                                                  43,807
                 60 Fresenius Medical Care AG                                                                 4,795
                550 L'Oreal SA                                                                               37,259
                200 Metro AG                                                                                  7,991
                142 Muenchener Rueckversicherungs-Gesellschaft AG                                            40,800
                200 ProSiebenSat.1 Media AG                                                                   2,089
                200 RWE AG                                                                                    8,409
                370 SAP AG                                                                                   50,366
                495 Siemens AG                                                                               25,352
                440 Volkswagon AG                                                                            19,419
                                                                                                      -------------
                                                                                                            465,735

Hong Kong (3.2%)
-------------------------------------------------------------------------------------------------------------------
              8,800 Bank of East Asia, Ltd.                                                                  20,139
              1,000 Cathay Pacific Airways                                                                    1,103
              1,600 CGNU PLC                                                                                 23,647
              1,000 Cheung Kong Holdings, Ltd.                                                                9,231
              1,000 China Mobile, Ltd. (NON)                                                                  3,122
              1,300 Hang Seng Bank, Ltd.                                                                     14,626
              3,000 Henderson Land Development Co., Ltd.                                                     13,693
             11,000 Hong Kong and China Gas Co., Ltd.                                                        13,610
              3,654 Hong Kong Electric Holdings, Ltd.                                                        13,890
              3,300 Hutchison Whampoa, Ltd.                                                                  28,136
              2,048 Sun Hung Kai Properties, Ltd.                                                            17,789
                                                                                                      -------------
                                                                                                            158,986

Ireland (1.8%)
-------------------------------------------------------------------------------------------------------------------
              1,011 Allied Irish Banks PLC                                                                   11,384
              1,628 CRH PLC                                                                                  27,350
                400 Elan Corp. PLC ADR (NON)                                                                 20,780
             12,500 Jefferson Smurfit Group PLC                                                              27,779
                                                                                                      -------------
                                                                                                             87,293

Italy (2.8%)
-------------------------------------------------------------------------------------------------------------------
                500 Alleanza Assicurazioni SpA                                                                6,003
                200 Assicurazioni Generali                                                                    6,329
                500 Banca Fideuram SpA                                                                        4,649
              1,000 Banca Popolare di Milano                                                                  4,268
                400 Banca Popolare di Verona                                                                  4,174
                100 Bulgari SpA                                                                               1,130
              3,500 ENI SpA                                                                                  46,404
              4,000 IntesaBCI SpA                                                                            13,331
              1,000 Mediaset SpA                                                                              7,828
              5,300 Telecom Italia Mobile SpA                                                                27,337
              2,300 Telecom Italia SpA                                                                       19,027
                                                                                                      -------------
                                                                                                            140,480

Japan (22.0%)
-------------------------------------------------------------------------------------------------------------------
                100 Acom Co., Ltd.                                                                            8,934
                100 Advantest Corp.                                                                           5,664
                 50 Aiful Corp.                                                                               4,513
                100 Asatsu-DK, Inc.                                                                           1,992
              1,000 Canon, Inc.                                                                              30,087
              1,400 Chubu Electric Power, Inc.                                                               27,414
              2,000 Dai Nippon Printing Co., Ltd.                                                            21,330
                  3 East Japan Railway Co.                                                                   17,699
                100 Fast Retailing Co., Ltd.                                                                 12,606
                200 Fuji Machine Manufacturing Co., Ltd.                                                      2,698
              1,000 Fuji Photo Film Co., Ltd.                                                                37,146
                  1 Fuji Television Network, Inc.                                                             5,110
              1,000 Fujisawa Pharmaceutical Co.                                                              19,371
              2,000 Fujitsu, Ltd.                                                                            19,985
              3,000 Hitachi, Ltd.                                                                            24,557
              1,000 Honda Motor Co., Ltd.                                                                    36,053
              1,000 Inax Corp.                                                                                6,547
              1,000 KAO Corp.                                                                                25,380
              1,000 Kirin Brewery Co., Ltd.                                                                   7,673
                100 Kojima Co., Ltd.                                                                          1,396
              1,000 Kurita Water Industries, Ltd.                                                            11,783
                100 Kyocera Corp.                                                                             6,748
                100 Matsushita Communication Industrial Co., Ltd.                                             3,462
              2,000 Matsushita Electric Industrial Co.                                                       30,322
                  4 Mitsubishi Tokyo Finance Group, Inc.                                                     33,952
              3,000 Mitsui Fudoscan Co., Ltd.                                                                20,649
                  3 Mizuho Holdings, Inc.                                                                    12,404
                300 Murata Manufacturing Co., Ltd.                                                           17,901
              2,000 NEC Corp.                                                                                24,389
              2,000 Nikko Securities Co., Ltd.                                                               13,245
                100 Nintendo Co., Ltd.                                                                       15,926
                 10 Nippon Telegraph and Telephone Corp. (NTT)                                               45,382
                 20 Nippon Television Network Corp.                                                           5,039
              3,000 Nissan Motor Co., Ltd.                                                                   17,497
              1,000 Nomura Securities Co., Ltd.                                                              16,976
                  2 NTT DoCoMo, Inc.                                                                         24,540
                100 Obic Co., Ltd.                                                                           18,195
              1,000 OMRON Corp.                                                                              14,178
                300 Promise Co., Ltd.                                                                        23,447
                100 Rohm Co., Ltd.                                                                           11,018
              2,000 Sankyo Co., Ltd.                                                                         41,180
              1,000 Sharp Corp.                                                                              10,656
              1,000 Shin-Etsu Chemical Co.                                                                   30,927
              1,000 Shionogi & Co., Ltd.                                                                     17,901
              2,000 Shiseido Co., Ltd.                                                                       18,976
                700 Sony Corp.                                                                               31,120
              1,000 Sumitomo Corp.                                                                            6,421
              1,000 Sumitomo Mitsui Banking Corp.                                                             8,152
              1,000 Takeda Chemical Industries                                                               41,096
                100 Takefuji Corp.                                                                            8,589
              1,000 Teijin, Ltd.                                                                              4,429
              2,300 Tokyo Electric Power Co.                                                                 59,341
                200 Tokyo Electron, Ltd.                                                                     10,959
              1,000 Tokyo Gas Co., Ltd.                                                                       3,362
              1,000 Tokyo Style Co., Ltd.                                                                    10,488
              2,000 Toshiba Corp.                                                                            10,236
              2,500 Toyota Motor Corp.                                                                       75,847
                100 Uni-Charm Corp.                                                                           2,933
              1,000 Yamanouchi Pharmaceutical Co., Ltd.                                                      23,826
                                                                                                      -------------
                                                                                                          1,099,647

Netherlands (6.1%)
-------------------------------------------------------------------------------------------------------------------
              1,316 ABN AMRO Holdings NV                                                                     24,212
                600 Aegon NV (NON)                                                                           18,084
                700 Akzo-Nobel NV                                                                            30,957
                600 ASM Lithography Holdings NV (NON)                                                        10,657
                 80 Gucci Group NV                                                                            6,278
                480 Heineken NV                                                                              20,116
              2,500 ING Groep NV                                                                             78,914
                610 Koninklijke (Royal) KPN NV (NON)                                                          1,728
              1,203 Koninklijke (Royal) Philips Electronics NV                                               32,424
                612 Koninklijke Ahold NV                                                                     18,262
                386 Laurus NV (NON)                                                                           1,279
                800 Royal Dutch Petroleum Co.                                                                45,354
                252 TNT Post Group NV.                                                                        5,366
                294 Vedior NV                                                                                 3,618
                304 Vendex International NV                                                                   3,216
                200 Wolters Kluwer NV                                                                         4,268
                                                                                                      -------------
                                                                                                            304,733

New Zealand (0.1%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Telecom Corp. of New Zealand, Ltd.                                                        6,613

Norway (0.7%)
-------------------------------------------------------------------------------------------------------------------
                900 DnB Holdings ASA                                                                          4,449
                480 DnB Holdings ASA 144A                                                                     2,373
                100 Gjensidige NOR Sparebank                                                                  2,979
                400 Norsk Hydro ASA                                                                          17,357
                300 Orkla ASA                                                                                 5,502
                300 Smedvig ASA Class A                                                                       2,455
                                                                                                      -------------
                                                                                                             35,115

Portugal (0.3%)
-------------------------------------------------------------------------------------------------------------------
                390 Banco Comercial Portugues SA (NON)                                                        1,562
              2,200 Electricidade de Portugal SA                                                              5,694
              1,300 Portugal Telecom SGPS SA (NON)                                                            8,287
                                                                                                      -------------
                                                                                                             15,543

Singapore (1.6%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                         7,961
              3,326 DBS Group Holdings, Ltd.                                                                 26,172
              2,000 Keppel Land, Ltd.                                                                         2,171
              2,100 Overseas-Chinese Banking Corp.                                                           13,268
              2,000 Singapore Exchange, Ltd. 144A                                                             1,218
              3,168 United Overseas Bank, Ltd.                                                               20,380
              1,000 Venture Manufacturing, Ltd.                                                               6,663
                                                                                                      -------------
                                                                                                             77,833

Spain (1.7%)
-------------------------------------------------------------------------------------------------------------------
                400 Altadis SA                                                                                6,411
              1,000 Banco de Biblao Vizcava (BBV)                                                            12,895
                842 Banco Santander Central Hispano SA                                                        7,669
                984 Iberdrola SA                                                                             13,475
                100 Industria de Diseno Textil (Inditex) SA 144A (NON)                                        1,748
                600 Repsol SA                                                                                10,107
              2,806 Telefonica SA (NON)                                                                      32,565
                                                                                                      -------------
                                                                                                             84,870

Sweden (2.0%)
-------------------------------------------------------------------------------------------------------------------
                100 Assa Abloy AB Class B                                                                     1,144
                400 Electrolux AB                                                                             5,400
                300 Eniro AB 144A                                                                             2,240
                400 Foreningssparbanken AB                                                                    4,615
                200 Hennes & Mauritz AB Class B                                                               3,811
                900 Investor AB Class B                                                                      10,642
                100 NetCom Systems AB Class B (NON)                                                           2,978
                500 Sandvik AB                                                                               10,484
                200 Skandia Forsakrings AB                                                                    1,398
                200 SKF AB Class B                                                                            3,255
                400 Svenska Cellulosa AB SCA Class B                                                          9,268
              1,000 Svenska Handelsbanken AB Class A                                                         14,314
                300 Swedish Match AB                                                                          1,479
              5,000 Telefonaktiebolaget LM Ericsson AB Class B                                               24,415
                600 Telefonaktiebolaget LM Ericsson AB ADR                                                    2,988
                100 Volvo AB Class B                                                                          1,546
                                                                                                      -------------
                                                                                                             99,977

Switzerland (7.2%)
-------------------------------------------------------------------------------------------------------------------
              1,028 ABB, Ltd.                                                                                10,660
                  5 Cie Finance Richemont AG                                                                 12,213
                270 Clariant AG                                                                               4,952
                740 Credit Suisse Group                                                                      31,471
                 10 Julius Baer Holdings, Ltd. AG Class B                                                     3,267
                350 Nestle SA                                                                                73,848
              2,160 Novartis AG ADR                                                                          78,784
                300 Roche Holdings AG                                                                        21,489
                500 Swatch Group AG (The)                                                                     8,632
                100 Swiss Reinsurance Co.                                                                     9,950
                 42 Swisscom AG ADR                                                                          12,059
                100 Syngenta AG (NON)                                                                         5,230
              1,440 UBS AG                                                                                   70,261
                 62 Zurich Financial Services AG                                                             17,523
                                                                                                      -------------
                                                                                                            360,339

United Kingdom (21.6%)
-------------------------------------------------------------------------------------------------------------------
                500 3i Group PLC                                                                              6,563
                700 Abbey National PLC                                                                       11,371
              2,400 Aegis Group PLC                                                                           3,951
                200 Amvescap PLC                                                                              2,814
                800 AstraZeneca PLC                                                                          38,604
                906 AstraZeneca PLC (Stockholm exchange)                                                     43,458
                900 AWG PLC (NON)                                                                             7,584
            277,200 AWG PLC (Redeemable) (NON)                                                                  322
              2,900 BAE Systems PLC                                                                          13,880
              1,400 Barclays PLC                                                                             42,439
                997 BAT Industries PLC                                                                        8,517
                344 BG PLC                                                                                    1,427
              1,000 BHP Billiton PLC                                                                          4,728
                800 BOC Group PLC                                                                            11,893
             16,614 BP PLC                                                                                  140,847
                200 British Airways PLC                                                                         888
              3,510 British Telecommunications PLC                                                           21,484
                200 Cable & Wireless PLC                                                                        963
                800 Carlton Communications PLC                                                                3,649
                300 Chloride Group PLC                                                                          313
                900 Chubb PLC                                                                                 2,219
              4,100 Compass Group PLC                                                                        31,220
              2,810 Diageo PLC                                                                               28,326
              3,123 Dixons Group PLC                                                                         10,033
                100 EMAP PLC                                                                                  1,041
                600 EMI Group PLC                                                                             3,568
                200 Energis PLC (NON)                                                                           200
              4,004 GlaxoSmithKline PLC                                                                     106,159
              4,100 Granada PLC                                                                               8,860
                500 Hanson PLC                                                                                3,873
              3,341 HSBC Holdings PLC (Hong Kong exchange)                                                   39,087
              3,300 HSBC Holdings PLC                                                                        38,386
                600 Imperial Chemicals Industries PLC                                                         3,742
              9,300 Invensys PLC                                                                             12,275
                545 Kingfisher Leisure PLC                                                                    2,955
                444 Lattice Group PLC                                                                           985
              3,400 Lloyds TSB Group PLC                                                                     35,037
              2,000 Marconi PLC                                                                               1,537
                700 Marks & Spencer PLC                                                                       2,746
                800 Misys PLC                                                                                 3,516
                600 Molins PLC                                                                                1,349
                400 Next PLC                                                                                  5,483
              1,000 P&O Princess Cruises PLC                                                                  5,366
              1,000 Peninsular and Oriental Steam Navigation Co.                                              3,365
                600 Prudential Corp. PLC                                                                      7,562
                809 Royal & Sun Alliance Insurance Group PLC                                                  5,620
              2,000 Royal Bank of Scotland Group PLC                                                         49,894
                800 Scottish and Southern Energy PLC                                                          7,705
              3,412 Scottish Power PLC                                                                       24,249
              3,500 Securicor Group PLC                                                                       8,097
                400 Severn Trent Water PLC                                                                    4,380
              5,700 Shell Transport & Trading Co. PLC                                                        46,958
              1,500 Six Continents PLC                                                                       16,034
              3,000 Smiths Group PLC                                                                         32,547
              6,300 Tesco PLC                                                                                23,803
              4,000 Tomkins PLC                                                                              10,559
                197 United Business Media PLC                                                                 1,566
             51,339 Vodafone Group PLC                                                                      102,385
                600 Woolworths Group PLC (NON)                                                                  278
              1,900 WPP Group PLC                                                                            18,960
                                                                                                      -------------
                                                                                                          1,077,620
                                                                                                      -------------
                    Total Common Stocks (cost $5,256,193)                                             $   4,984,946

UNITS (0.1%) (a) (cost $4,880)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                 20 Nippon Television Network Corp. 144A structured
                    call warrants expiration 8/6/02 (issued by
                    Lehman Brothers Finance SA) (Japan)                                               $       5,059

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            23,811 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80%
                    and due dates from September 4, 2001 to
                    October 19, 2001 (d)                                                              $      23,760
             23,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit
                    Suisse First Boston due September 4, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $23,009 for an effective
                    yield of 3.70%                                                                           23,000
                                                                                                      -------------
                    Total Short-term Investments (cost $46,760)                                       $      46,760
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,307,833) (b)                                           $   5,036,765
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,989,840.

  (b) The aggregate identified cost on a tax basis is $5,366,871, resulting in gross unrealized appreciation and depreciation of $636,291 and $966,397, respectively, or net unrealized depreciation of $330,106.

  (d) See footnote 1 to financial statements on page 26.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 2001 (as a percentage of net assets):

           Banking                  15.3%
           Pharmaceuticals          11.6%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $23,087 of securities on loan
(identified cost $5,307,833) (Note 1)                                            $5,036,765
-------------------------------------------------------------------------------------------
Cash                                                                                  1,521
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            17,237
-------------------------------------------------------------------------------------------
Total assets                                                                      5,055,523

Liabilities
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          6,301
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,623
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        2,484
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   23,760
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               31,508
-------------------------------------------------------------------------------------------
Total liabilities                                                                    65,683
-------------------------------------------------------------------------------------------
Net assets                                                                       $4,989,840

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,444,268
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                             (3,255)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                         (180,209)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                              (270,964)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,989,840

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($4,989,840 divided by 557,877 shares)                                                $8.94
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $8.94)*                                        $9.49
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $12,061)                                        $   95,655
-------------------------------------------------------------------------------------------
Interest                                                                                479
-------------------------------------------------------------------------------------------
Securities lending                                                                        6
-------------------------------------------------------------------------------------------
Total investment income                                                              96,140

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     47,402
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        9,092
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    1,930
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         30
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               5,945
-------------------------------------------------------------------------------------------
Auditing                                                                             26,403
-------------------------------------------------------------------------------------------
Legal                                                                                 4,694
-------------------------------------------------------------------------------------------
Other                                                                                   133
-------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                      (9,693)
-------------------------------------------------------------------------------------------
Total expenses                                                                       85,936
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (3,028)
-------------------------------------------------------------------------------------------
Net expenses                                                                         82,908
-------------------------------------------------------------------------------------------
Net investment income                                                                13,232
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (74,680)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              27
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                    1,327
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (1,718,213)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,791,539)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,778,307)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $   13,232       $    7,169
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                             (74,653)         559,693
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           (1,716,886)         282,741
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (1,778,307)         849,603
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                                     --         (102,732)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                    (397,852)        (541,937)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                             (78,497)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)             (510,536)       2,160,141
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (2,765,192)       2,365,075

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                       7,755,032        5,389,957
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss and
distributions in excess of net investment income of $3,255
and $30,562, respectively)                                             $4,989,840       $7,755,032
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.98       $12.45        $9.92        $9.58        $8.58
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (d)                .02(a)       .01(a)       .03(a)       .04          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.14)        2.02         2.95          .45         1.15
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.12)        2.03         2.98          .49         1.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.24)        (.06)        (.06)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.77)       (1.26)        (.39)        (.09)        (.13)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     (.15)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.92)       (1.50)        (.45)        (.15)        (.22)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94       $12.98       $12.45        $9.92        $9.58
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)               (25.17)       16.37        30.76         5.29        14.43
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,990       $7,755       $5,390       $3,858       $3,664
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.45         1.46         1.49         1.47         1.45
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .22          .11          .23          .40          .74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 30.38        31.95        55.80        38.61        76.09
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the year ended August 31, 2001, August 31, 2000, August 31, 1999, August 31,
    1998, and August 31, 1997, reflect a reduction of $0.02, $0.01, $0.05,
    $0.04, and $0.03 per share, respectively.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam International Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of issues which have a principle place of business located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At August 31, 2001, the value of securities loaned amounted to $23,087. The fund received cash collateral of $23,760 which is pooled with collateral of other Putnam funds into 40 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes and both realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $14,075 to decrease accumulated net investment loss, with an increase to accumulated net realized losses of $14,075. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2001, the fund's expenses were reduced by $3,028 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter, received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,806,538 and $2,786,945, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,559         $    82,940
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   44,769             476,349
---------------------------------------------------------------------------
                                                53,328             559,289

Shares
repurchased                                    (93,054)         (1,069,825)
---------------------------------------------------------------------------
Net decrease                                   (39,726)        $  (510,536)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    150,913          $1,987,158
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   49,781             644,670
---------------------------------------------------------------------------
                                               200,694           2,631,828

Shares
repurchased                                    (36,020)           (471,687)
---------------------------------------------------------------------------
Net increase                                   164,674          $2,160,141
---------------------------------------------------------------------------

At August 31, 2001, Putnam Investments owned 464,675 shares of the fund (83.3% of shares outstanding), valued at $4,154,195.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $26,263 as long term capital gain, for its taxable year ended August 31, 2001.

For the period, interest and dividends from foreign countries were $107,715. Taxes paid to foreign countries were $12,061.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President

Geirluv Lode
Vice President

Omid Kamshad
Vice President

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Fund It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


75511  2AX  10/01


Putnam
International
Voyager
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam International Voyager Fund's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Andrew W. Graham
Fabrice Bay
Joseph P. Joseph
Omid Kamshad

As we drafted this report in early September, the importance of relaying news about your fund in the fiscal year that ended August 31, 2001 suddenly paled in the face of the tragic attacks on New York and Washington on September 11. The days following the attack were difficult for global financial markets. The global economy, already weak, faces a greater likelihood of recession. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has primarily a short-term impact. The shock will also, we believe, bring a new focus on the fact that beyond any recession lies growth for the world economy, growth that can drive international stocks to new, higher levels.

Total return for 12 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -37.00% -40.61%  -37.44% -40.56%  -37.46% -38.08%  -37.28%  -39.48%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* INTERNATIONAL STOCKS SLUMPED AS ECONOMIES STALLED

When we last updated you on your fund, six months ago, we commented that the economic slowdown was affecting primarily Asian markets. During the latter half of the fund's fiscal year, European markets, where a greater percentage of your fund's assets were invested, also felt the impact of the slowdown. International stocks generally declined, and the smaller and midsize companies your fund favors fell by greater amounts than larger companies. The fund's decline in the fiscal year was unusually large, but does not alter the fact that your fund retains a record of strong performance over longer periods. At the root of the problem was a reversal of fortune for the technology and telecommunications sectors. Instead of achieving the market-leading rates of earnings growth they had anticipated, companies in these sectors have struggled with disappointing sales, declining revenues, and accordingly, poor profits.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                    12.3%

Advertising and
marketing services              7.7%

Lodging/tourism                 7.4%

Automotive                      5.6%

Publishing                      5.4%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


By contrast, other sectors of the economy remained relatively healthy, including financials, energy, health-care, and utilities.
Consumer-oriented businesses in Asia weakened as people lost jobs, particularly in Japan. European consumers were relatively more prosperous, but unemployment has increased recently in Germany and France.

We used our strategic flexibility to favor stocks that generate cash flow even when business conditions are adverse. As we have described in the past, we analyze stocks worldwide, looking for a combination of earnings growth and attractive valuations. With approximately 3,500 international stocks that meet our criteria as mid- or small-cap companies, we rely on our methods of determining the appropriate values of stocks to stay focused on those that do not carry unreasonably high expectations. We consider this approach risk-averse and flexible, because it does not bias the portfolio toward either growth or value stocks.

We reduced the fund's exposure to technology stocks early in the period and only began to build exposure again recently. As for telecommunications stocks, the fund has typically maintained a small weighting, because few companies in this sector qualify as small or midcap stocks. Instead, we favored less high-powered sectors such as construction, consumer staples, consumer cyclicals, financials, energy, and utilities.

* FUND FAVORED MARKETS THAT FEATURED UNDERVALUED STOCKS

In comparison with its benchmark index, your fund was significantly underweighted in Japanese stocks during the period, though this market offers the second largest number of stocks in the universe of companies we research. The government of prime minister Junichiro Koizumi, who took office in April, has outlined appropriate steps to reform Japan's economy and financial system. Although the nation appears to be embracing these reforms, there has as yet been little real progress. Few Japanese companies struck us as fundamentally attractive. However, two of our Japanese holdings in the health-care sector, Welfide Corp. and Chugai Pharmaceuticals Co., performed relatively well in the period. Both have solid pipelines of new products, and Welfide is benefiting from a merger that will cut costs.


"The fund [Putnam International Voyager Fund] has more to offer than excellent long-term returns. It's a great diversifier, because smaller caps abroad have low correlation with the U.S. market."

 -- Morningstar, June 23, 2001


The United Kingdom is typically our largest market weighting. Its economy has slowed along with the United States and continental Europe, but we have been able to find many attractive companies, especially in the media, consumer, and industrial sectors. Your fund owned Cookson, a manufacturing company, Pilkington, a glass maker, and Signet, a jewelry company that operates in the United Kingdom and the United States. In the media sector we favored a few stocks -- Cordiant Communications, Aegis, and Capital Radio -- that became undervalued as advertising revenues declined. We added P&O Princess Cruises, which is an excellent example of the type of opportunity we look for. This company is a recent spin-off from a larger U.K. conglomerate. We believe British investors have undervalued it, because the London market has no other cruise company to compare with it. Our global research helped us to determine that it was cheap relative to cruise lines in other countries.

Canada was a generally undervalued market during the past year and we owned a variety of Canadian companies. These included Abitibi, a leading paper company; Dofasco, a steel company; Quebecor World, a publishing group; Four Seasons Hotels, and Magna International. Magna makes automobile interiors and its stock price has declined in response to soft auto sales. However, our analysis showed that the business is becoming more profitable because auto manufacturers are equipping cars more lavishly, allowing Magna to earn a higher profit margin on each unit.

In continental Europe, we favored primarily France and the Netherlands, which offered many high quality companies at attractive prices. Your fund was generally underweighted in Europe's other major markets. Germany's economy has slumped because it has been more sensitive than other countries to the relatively high interest rates maintained by the European Central Bank. In both Germany and Italy, we have found that corporate managers have been less responsive to the interests of shareholders during the slowdown. In Switzerland, we maintained a low weighting because we considered the market generally overvalued.

* VALUATIONS PROMPTED PROFIT-TAKING, REPOSITIONING

Toward the end of the period, we altered the portfolio, as many stocks that had been undervalued rallied and many previously expensive stocks offered better values. We took profits on several financials, capital goods, and construction companies.

By the end of the period, many technology and telecommunications were priced as if their earnings would not grow for years. In our view, this is unrealistically pessimistic. These businesses are in a cyclical downswing; growth has not permanently fallen. Even a small amount of good news could lift these stocks. In the technology sector, we added ASE Test of Taiwan and Chartered Semiconductor in Singapore. Typically, when semiconductor stocks begin to appreciate because of an upswing in semiconductor demand, it can be difficult to buy them at reasonable prices. Among consumer cyclical stocks we have built positions in automobile parts manufacturers such as Magna in Canada and Autoliv in Sweden.

* GLOBAL ECONOMIC RECOVERY KEY TO MARKET UPSWING

The disasters of September 11 and their aftermath has, if anything, caused investors to anticipate the worst for the global economy. We can only agree that the effects are likely to be negative for consumer and business spending in the short term. But many of the pre-conditions for recovery, such as lower business inventories, were taking shape before the disaster. In managing a portfolio it is our responsibility to pay attention to long-term conditions even as we work to seize opportunities and cushion the impact of declines over the near term. For example, we are closely monitoring the fund's travel and tourism holdings as these industries have experienced a setback since September 11. In an uncertain environment such as this, it may help to recall that similar shocks in the past, including the 1990-91 Persian Gulf War, have been accompanied by brief recessions giving way to recovery. After a difficult year we nevertheless look ahead with many reasons for optimism.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Quebecor World, Inc.
Canada
Publishing

P&O Princess Cruises PLC
United Kingdom
Lodging and tourism

Fairfax Financial Holdings, Ltd.
Canada
Insurance

Orient-Express Hotels, Ltd. Class A
Bermuda
Lodging and tourism

Altadis SA
Spain
Tobacco

Cookson Group PLC
United Kingdom
Conglomerate

Parmalat Finanziaria SpA
Italy
Food

Swedish Match AB
Sweden
Tobacco

Mitel Corp.
Canada
Electronics

Cordiant Communications Group
United Kingdom
Advertising and marketing services

Footnote reads:
These holdings represent 21.4% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-markets securities. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Voyager Fund is designed for investors seeking capital appreciation through common stocks of smaller-capitalization companies located outside the United States.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                      Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -37.00% -40.61% -37.44% -40.56% -37.46% -38.08% -37.28% -39.48%
------------------------------------------------------------------------------
5 years         101.21   89.60   93.95   91.95   93.97   93.97   96.35   89.55
Annual average   15.01   13.65   14.17   13.93   14.17   14.17   14.45   13.64
------------------------------------------------------------------------------
Life of fund    124.17  111.25  115.04  114.04  115.08  115.08  117.96  110.32
Annual average   15.27   14.07   14.43   14.34   14.43   14.43   14.70   13.98
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                              MSCI EAFE              Consumer
                                Index              price index
------------------------------------------------------------------------------
1 year                        -24.35%                 2.78%
------------------------------------------------------------------------------
5 years                        13.42                 12.84
Annual average                  2.55                  2.45
------------------------------------------------------------------------------
Life of fund                   15.33                 15.18
Annual average                  2.55                  2.53
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

               Fund's class A         MSCI EAFE        Consumer price
Date            shares at POP           Index              index

12/28/95            9,425               10,000            10,000
8/31/96            10,499               10,168            10,208
8/31/97            13,065               11,089            10,435
8/31/98            14,603               11,073            10,610
8/31/99            21,025               13,916            10,850
8/31/00            33,529               15,246            11,207
8/31/01           $21,125              $11,533           $11,518

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,504 ($21,404 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $21,508 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,796 ($21,032 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

                        Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)     1             1             1             1
------------------------------------------------------------------------------
Income                     --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term             $0.052        $0.052        $0.052        $0.052
------------------------------------------------------------------------------
  Short-term               --            --            --            --
------------------------------------------------------------------------------
  Total                 $0.052        $0.052        $0.052        $0.052
------------------------------------------------------------------------------
Share value:          NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/00             $26.76  $28.39    $26.31        $26.59     $26.50  $27.46
------------------------------------------------------------------------------
8/31/01              16.82   17.85     16.42         16.59      16.58   17.18
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -44.88% -48.05% -45.31% -48.04% -45.32% -45.86% -45.18% -47.10%
------------------------------------------------------------------------------
5 years          58.74   49.65   52.83   50.83   52.96   52.96   54.89   49.50
Annual average    9.68    8.40    8.85    8.57    8.87    8.87    9.14    8.38
------------------------------------------------------------------------------
Life of fund     81.52   71.06   73.92   72.92   73.98   73.98   76.29   70.11
Annual average   10.91    9.77   10.08    9.97   10.09   10.09   10.34    9.66
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and Shareholders of Putnam International Voyager Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Voyager Fund (the "fund"), a series of Putnam Investment Funds, at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2001



THE FUND'S PORTFOLIO
August 31, 2001

COMMON STOCKS (98.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (1.0%)
-------------------------------------------------------------------------------------------------------------------
             39,600 Futuris Corp., Ltd.                                                               $      39,145
            638,300 Goodman Fielder, Ltd. ADR                                                               416,166
         27,415,606 M.I.M. Holdings, Ltd.                                                                15,424,184
            407,300 Origin Energy, Ltd.                                                                     685,307
            361,700 Westfield America Trust                                                                 327,113
                                                                                                      -------------
                                                                                                         16,891,915

Austria (--%)
-------------------------------------------------------------------------------------------------------------------
              3,300 Voest-Alpine AG                                                                          98,892

Belgium (--%)
-------------------------------------------------------------------------------------------------------------------
              3,600 Glaverbel SA                                                                            290,301

Bermuda (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,828,600 Orient-Express Hotels, Ltd. Class A (NON)                                            36,718,288

Canada (14.8%)
-------------------------------------------------------------------------------------------------------------------
          1,734,700 Abitibi-Consolidated, Inc.                                                           13,664,959
             33,600 Atco, Ltd. Class I                                                                    1,024,258
          1,145,300 C-MAC Industries, Inc. (NON)                                                         26,711,352
          1,340,900 CAE, Inc.                                                                            10,943,474
            312,200 Cognos, Inc. (NON)                                                                    4,433,240
              5,000 Denbury Resources, Inc. (NON)                                                            41,100
             24,100 Descartes Systems Group (The), Inc. (NON)                                               141,490
            512,100 Dofasco, Inc.                                                                         8,325,755
             14,400 Emera, Inc.                                                                             151,711
             21,600 Ensign Resource Service Group                                                           174,194
            257,500 Fairfax Financial Holdings, Ltd. (NON)                                               38,458,871
            741,900 Falconbridge, Ltd.                                                                    7,897,645
            488,800 Four Seasons Hotels, Inc.                                                            24,757,720
          1,022,200 GSI Lumonics, Inc. (NON)                                                              8,545,592
             34,000 GT Group Telecom, Inc. Class B (NON)                                                     92,129
              4,600 Hudson's Bay Co.                                                                         52,737
            316,600 Magna International Class A                                                          19,344,260
          3,462,506 Mitel Corp. (NON)                                                                    31,609,329
            535,400 Pivotal Corp. (NON)                                                                   3,576,472
          1,639,054 Quebecor World, Inc.                                                                 42,509,668
             45,200 Teck Corp.                                                                              355,768
                                                                                                      -------------
                                                                                                        242,811,724

Denmark (0.8%)
-------------------------------------------------------------------------------------------------------------------
            320,683 Genmab A/S (NON)                                                                      5,830,813
            351,500 Genmab A/S 144A (NON)                                                                 6,391,143
              2,400 Jyske Bank A/S (NON)                                                                     54,767
             11,500 Topdanmark A/S (NON)                                                                    322,770
                                                                                                      -------------
                                                                                                         12,599,493

Finland (0.1%)
-------------------------------------------------------------------------------------------------------------------
             38,900 Orion-Yhtymae OYJ Class B                                                               694,138
             11,200 Perlos OYJ                                                                               75,263
             18,100 Pohjola Group Insurance Corp. Class B                                                   352,565
              9,600 Wartsila OYJ Class B                                                                    183,073
                                                                                                      -------------
                                                                                                          1,305,039

France (9.2%)
-------------------------------------------------------------------------------------------------------------------
            611,373 CNP Assurances                                                                       20,541,949
              1,677 Eiffage SA                                                                              113,455
             17,925 Entenial                                                                                537,164
              1,900 Esso S.A.F.                                                                             138,894
            140,400 Generale De Sante (NON)                                                               2,533,370
            364,400 Generale De Sante 144A (NON)                                                          6,575,214
          3,038,589 Havas Advertising SA                                                                 28,145,295
              9,500 Neopost SA (NON)                                                                        269,592
            281,685 Pechiney SA Class A                                                                  13,889,839
          1,251,593 Publicis SA                                                                          29,664,519
          1,399,100 Rhodia SA                                                                            14,928,642
             10,500 Royal Canin SA                                                                        1,297,720
              6,230 SEB SA                                                                                  295,037
              4,100 Societe du Louvre                                                                       284,453
             19,600 Societe Fonciere Lyonnaise                                                              567,780
             25,100 Transiciel SA                                                                           847,911
            317,634 Valeo SA                                                                             14,162,573
             69,116 Zodiac SA                                                                            15,816,588
                                                                                                      -------------
                                                                                                        150,609,995

Germany (3.1%)
-------------------------------------------------------------------------------------------------------------------
              9,800 Bilfinger Berger AG                                                                     173,538
            705,140 Deutsche Boerse AG                                                                   25,325,353
            306,994 Hugo Boss AG - Pfd.                                                                   6,913,775
             44,500 Inka AG                                                                                 505,131
             50,200 K&S AG                                                                                  898,056
              2,700 Kolbenschmidt Pierburg AG                                                                29,422
          1,194,045 ProSiebenSat.1 Media AG                                                              12,469,591
             17,500 Rhoen Klinikum AG                                                                       827,960
             25,600 Salzgitter AG                                                                           223,640
             10,700 Techem AG (NON)                                                                         262,350
            162,326 Zapf Creaton AG                                                                       3,331,426
                                                                                                      -------------
                                                                                                         50,960,242

Hong Kong (1.4%)
-------------------------------------------------------------------------------------------------------------------
            433,000 APT Satellite Holdings, Ltd.                                                            162,381
            178,000 Beijing Enterprises Holdings, Ltd.                                                      183,712
          4,065,000 Cathay Pacific Airways                                                                4,482,095
          2,595,000 Citic Ka Wah Bank, Ltd.                                                                 823,445
            265,000 Dairy Farm International Holdings (NON)                                                 180,200
         12,953,300 Li & Fung, Ltd.                                                                      16,524,396
            334,000 Tingyi (Cayman Islands) Holding Corp.                                                    44,963
                                                                                                      -------------
                                                                                                         22,401,192

Ireland (0.3%)
-------------------------------------------------------------------------------------------------------------------
             44,500 Iaws Group PLC                                                                          343,489
            256,300 Iona Technologies PLC ADR (NON)                                                       4,121,304
                                                                                                      -------------
                                                                                                          4,464,793

Italy (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,207,011 Banca Popolare di Milano Scrl (BPM)                                                  17,955,817
            119,700 Italcementi SpA                                                                         989,166
              3,900 Marzotto SpA                                                                             36,868
         11,948,371 Parmalat Finanziaria SpA                                                             33,201,966
             64,800 Societa Assicuratrice Industriale SpA (SAI)                                             887,381
                                                                                                      -------------
                                                                                                         53,071,198

Japan (9.9%)
-------------------------------------------------------------------------------------------------------------------
             75,600 Aiful Corp.                                                                           6,823,632
          1,255,000 ALPS Electric Co., Ltd.                                                               9,154,887
            683,000 Ashikaga Bank, Ltd. (The) (NON)                                                         843,777
             40,000 Autobacs Seven Co., Ltd.                                                              1,032,020
            973,000 Chugai Pharmaceutical Co., Ltd.                                                      15,675,611
              3,200 Colin Corp.                                                                             271,619
             79,000 Daio Paper Corp.                                                                        658,610
          2,387,000 Daiwa House Industry Co., Ltd.                                                       18,917,060
            738,800 Fuji Machine Manufacturing Co., Ltd.                                                  9,965,325
            544,000 Hitachi Chemical Co., Ltd.                                                            5,120,430
            809,000 Hitachi Zosen Corp. (NON)                                                               679,889
            161,000 Jaccs Co., Ltd.                                                                         546,634
             86,000 Japan Airport Terminal                                                                  832,608
             56,000 Kawasumi Laboratories, Inc.                                                             602,404
            368,700 Meitec Corp.                                                                         10,318,270
            941,000 Mitsumi Electric Company, Ltd.                                                       13,206,740
             58,100 Nidec Corp.                                                                           1,972,636
            139,000 Nippon Kayaku Co., Ltd.                                                                 640,155
            309,000 Nippon Paint Co., Ltd.                                                                  919,287
            622,000 OMRON Corp.                                                                           8,818,506
          1,537,000 Onward Kashiyama Co., Ltd.                                                           15,500,462
             43,000 Sanki Engineering Co., Ltd.                                                             244,289
            164,000 Shiga Bank, Ltd.                                                                        689,134
            766,500 Shimano, Inc.                                                                        10,042,638
             91,000 Star Micronics Co., Ltd.                                                                543,752
            446,000 Sumitomo Osaka Cement Co., Ltd.                                                         858,341
            534,000 Tanabe Seiyaku Co., Ltd.                                                              5,744,348
             17,000 Tokai Rubber Industries, Ltd.                                                           148,584
            150,800 Tokyo Steel Manufacturing Co., Ltd.                                                     608,320
              6,500 Toyo Corp.                                                                              124,275
             41,000 Toyota Auto Body Co., Ltd.                                                              483,427
              8,000 Tsumura & Co. (NON)                                                                      42,222
          1,709,000 Welfide Corp.                                                                        17,594,126
            382,000 Yamaha Motor Co., Ltd.                                                                2,754,484
                                                                                                      -------------
                                                                                                        162,378,502

Mexico (0.8%)
-------------------------------------------------------------------------------------------------------------------
            795,768 Grupo Aeroportuario del Sureste SA de CV ADR (NON)                                   13,130,172

Netherlands (5.2%)
-------------------------------------------------------------------------------------------------------------------
             11,130 ASM International NV (NON)                                                              236,002
          1,142,200 Buhrmann NV                                                                           9,490,671
             17,405 Draka Holding NV                                                                        905,654
             16,800 Exact Holding NV (NON)                                                                  494,297
          1,376,439 Hagemeyer NV                                                                         23,498,952
             21,500 Haslemere NV                                                                            909,825
            455,880 Hunter Douglas NV                                                                    11,777,863
             40,105 Internatio-Muller NV                                                                    914,126
             13,600 N. V. Holdingmaatschappij De Telegraaf                                                  239,593
             19,169 OPG Groep NV                                                                            640,591
          1,042,629 Van der Moolen Holding NV                                                            25,327,205
            982,390 Vendex International NV                                                              10,393,062
              1,050 Wereldhave NV                                                                            49,725
                                                                                                      -------------
                                                                                                         84,877,566

New Zealand (1.0%)
-------------------------------------------------------------------------------------------------------------------
             10,600 Fisher & Paykel Industries, Ltd.                                                         64,777
          5,470,267 Telecom Corp. of New Zealand, Ltd.                                                   12,058,246
          2,364,600 Telecom Corp. of New Zealand, Ltd. 144A                                               5,212,347
                                                                                                      -------------
                                                                                                         17,335,370

Norway (2.5%)
-------------------------------------------------------------------------------------------------------------------
              7,300 Bergesen DY ASA Class A                                                                 139,642
            254,100 Norske Skogindustrier ASA                                                             4,373,173
            807,600 Norske Skogindustrier ASA 144A                                                       13,899,152
            740,421 Gjensidige NOR Sparebank                                                             22,059,965
                                                                                                      -------------
                                                                                                         40,471,932

Portugal (--%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Portucel Empresa Produtore de Pasta e Papael SA                                         134,853

Singapore (2.8%)
-------------------------------------------------------------------------------------------------------------------
          8,819,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                    23,402,516
            268,000 Neptune Orient Lines, Ltd. (NON)                                                        153,165
          3,451,000 Venture Manufacturing, Ltd.                                                          22,993,452
                                                                                                      -------------
                                                                                                         46,549,133

South Korea (2.4%)
-------------------------------------------------------------------------------------------------------------------
            221,640 Cheil Communications, Inc.                                                           16,957,109
            708,600 Hyundai Heavy Industries                                                             12,818,058
            414,350 Samsung Securities Co., Ltd.                                                         10,447,980
                                                                                                      -------------
                                                                                                         40,223,147

Spain (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,603,406 Abengoa SA                                                                           11,138,805
            371,643 ACS, Actividades de Construccion y Servicios SA                                      10,185,418
          2,157,067 Altadis SA                                                                           34,573,394
             26,700 Banco Pastor SA                                                                         364,906
            154,800 Iberia Lineas Aereas de Espana SA                                                       164,471
              5,900 Saint Gobain Cristaleria SA                                                             312,359
             92,700 Vallehermoso SA                                                                         638,091
                                                                                                      -------------
                                                                                                         57,377,444

Sweden (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,534,779 Autoliv, Inc. Swedish Depositary Receipt (SDR)                                       30,417,561
          2,507,660 Eniro AB                                                                             18,727,139
             60,600 Indusstrivarden AB Class A                                                              974,743
          1,002,267 LGP Telecom Holdig AB                                                                 6,429,340
          6,519,252 Swedish Match AB                                                                     32,144,982
                                                                                                      -------------
                                                                                                         88,693,765

Switzerland (1.6%)
-------------------------------------------------------------------------------------------------------------------
                446 Bobst AG                                                                                634,928
            130,500 Ciba Specialty Chemicals AG                                                           8,428,565
              2,660 George Fischer AG                                                                       603,495
            537,090 Logitech International (NON)                                                         14,889,656
              9,680 SEZ Holding AG                                                                          478,691
              5,292 SGS Societe Generale Surveillance Holding SA                                            865,981
                                                                                                      -------------
                                                                                                         25,901,316

Taiwan (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,999,700 ASE Test, Ltd. (NON)                                                                 22,076,688
         12,531,000 Siliconware Precision Industries Co. (NON)                                            7,995,418
                                                                                                      -------------
                                                                                                         30,072,106

United Kingdom (25.1%)
-------------------------------------------------------------------------------------------------------------------
          8,074,900 Aegis Group PLC                                                                      13,292,933
          4,698,168 Airtours PLC                                                                         17,546,624
            807,400 Airtours PLC 144A                                                                     3,015,461
          2,621,798 Arriva PLC                                                                           13,651,534
             77,800 Ashtead Group PLC                                                                       120,680
          2,245,900 Balfour Beatty PLC                                                                    6,352,034
          5,063,996 BBA Group PLC                                                                        20,785,840
            165,700 Bodycote International PLC                                                              631,756
          3,846,600 BPB PLC                                                                              14,170,936
          1,590,800 Capital Radio PLC                                                                    17,128,699
            787,900 Coats PLC                                                                               635,723
            122,900 Computacenter PLC                                                                       440,288
         17,172,519 Cookson Group PLC                                                                    33,375,409
         12,455,709 Cordiant Communications Group                                                        30,621,464
             45,200 Geest PLC                                                                               454,973
             61,200 Go-Ahead Group PLC                                                                      810,420
          2,226,900 Hit Entertainment PLC                                                                11,143,140
          4,999,405 IMI PLC                                                                              16,170,036
             42,200 Inchcape PLC                                                                            328,517
          1,902,900 Informa Group PLC                                                                     7,686,506
            238,200 Johnston Press PLC                                                                    1,068,310
         13,553,247 Kidde PLC                                                                            15,676,959
             43,400 Luminar PLC                                                                             538,200
          2,104,992 Morse PLC                                                                             5,156,653
          7,360,240 P&O Princess Cruises PLC                                                             39,498,581
          3,907,900 Pace Micro Technology PLC                                                            19,327,942
            219,000 Persimmon PLC                                                                         1,223,540
          7,098,600 PHS Group PLC 144A (NON)                                                              9,266,229
         14,532,970 Pilkington PLC                                                                       23,713,447
          2,146,700 Premier Farnell PLC                                                                   8,348,550
          4,712,779 Regus PLC (NON)                                                                       3,349,353
            187,900 Selfridges PLC                                                                          989,780
         21,214,447 Signet Group PLC                                                                     24,230,929
            215,900 Singer & Friedlander Group                                                              801,642
          2,664,800 Spirent PLC                                                                           4,850,608
          1,152,800 SSL International PLC                                                                 9,547,241
          4,603,100 Trinity Mirror PLC                                                                   26,358,376
             70,800 Ultra Electronics Holdings PLC                                                          441,046
             76,400 Wagon PLC                                                                               258,189
            251,300 Weir Group PLC                                                                        1,020,559
            207,300 Wetherspoon (J.D.) PLC                                                                1,024,766
            980,567 WH Smith PLC                                                                          7,509,292
            234,300 Wimpey (George) PLC                                                                     734,030
             15,000 Wolverhampton & Dudley Breweries PLC                                                    103,807
                                                                                                     --------------
                                                                                                        413,401,002
                                                                                                     --------------
                    Total Common Stocks (cost $1,800,121,347)                                        $1,612,769,380

UNITS (0.5%) (a) (cost $8,789,645)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          2,451,100 Satyam Computer Services, Ltd. 144A Structured
                    Call Warrants (issued by UBS AG), 8/16/02 (India)                                $    8,775,918

SHORT-TERM INVESTMENTS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        34,739,727 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                    ranging from September 4, 2001 to October 19, 2001. (d)                          $   34,664,710
          9,710,000 U.S. Treasury Bill zero %, September 13, 2001.                                        9,698,571
          1,208,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston due
                    September 4, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $1,208,497 for an effective
                    yield of 3.70%.                                                                       1,208,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $45,571,281)                                  $   45,571,281
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,854,482,273) (b)                                      $1,667,116,579
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,644,726,761.

  (b) The aggregate identified cost on a tax basis is $1,867,474,350, resulting in gross unrealized appreciation and depreciation of $57,638,320 and $257,996,091, respectively, or net unrealized depreciation of $200,357,771.

  (d) See footnote 1 to financial statements on page 30.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at August 31, 2001 (as a percentage of net assets):

           Electronics      12.3%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $33,614,185
of securities on loan (identified cost $1,854,482,273) (Note 1)              $1,667,116,579
-------------------------------------------------------------------------------------------
Cash                                                                                    459
-------------------------------------------------------------------------------------------
Foreign currency (cost $14,740,166)                                              14,704,998
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,246,259
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,896,948
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   17,453,293
-------------------------------------------------------------------------------------------
Total assets                                                                  1,706,418,536

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,248,142
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,511,061
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,022,906
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          970,586
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,894
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,529
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,039,766
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               34,664,710
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              209,181
-------------------------------------------------------------------------------------------
Total liabilities                                                                61,691,775
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,644,726,761

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,332,175,255
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,987,457
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (502,069,811)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (187,366,140)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,644,726,761

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($874,525,112 divided by 51,978,565 shares)                                          $16.82
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.82)*                              $17.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($584,299,539 divided by 35,590,162 shares)**                                        $16.42
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($125,786,882 divided by 7,581,936 shares)**                                         $16.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,695,454 divided by 1,972,017 shares)                                            $16.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.58)*                              $17.18
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($27,419,774 divided by 1,622,475 shares)                                            $16.90
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,945,271) (including dividend income
of $3,255,760 from investments in affiliated issuers) (Note 5)                $  32,121,409
-------------------------------------------------------------------------------------------
Interest                                                                          7,204,735
-------------------------------------------------------------------------------------------
Securities lending                                                                  520,442
-------------------------------------------------------------------------------------------
Total investment income                                                          39,846,586

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 18,321,611
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    5,164,465
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   38,492
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,858
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,730,394
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             7,495,417
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,515,100
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               336,109
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          295
-------------------------------------------------------------------------------------------
Other                                                                             1,645,146
-------------------------------------------------------------------------------------------
Total expenses                                                                   37,271,887
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,584,570)
-------------------------------------------------------------------------------------------
Net expenses                                                                     35,687,317
-------------------------------------------------------------------------------------------
Net investment income                                                             4,159,269
-------------------------------------------------------------------------------------------
Net realized loss on investments (including realized loss of $62,098,149
on sales of investments in affiliated issuers) (Notes 1, 3 and 5)              (465,624,674)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (5,362,431)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (836,572)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                   80,776
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
during the year                                                                (512,911,453)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (984,654,354)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(980,495,085)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended  August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                       $    4,159,269  $    (2,416,649)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (471,823,677)     (12,169,036)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and asset and liabilities in foreign currencies          (512,830,677)     237,665,244
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (980,495,085)     223,079,559
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --       (2,747,218)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,015,488)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (107,274)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (154,610)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --               --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,755,763)      (7,251,297)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,960,482)      (5,648,516)
--------------------------------------------------------------------------------------------------
   Class C                                                               (386,105)        (330,810)
--------------------------------------------------------------------------------------------------
   Class M                                                               (115,077)        (630,742)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (69,860)              --
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --       (2,895,247)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,255,300)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (132,083)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (251,838)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --               --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     110,330,214    1,910,849,104
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (875,452,158)   2,110,508,240

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,520,178,919      409,670,679
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $1,987,457 and $8,299,705 respectively)                  $1,644,726,761   $2,520,178,919
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.76       $17.28       $12.37       $11.66        $9.47
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .11          .05         (.01)         .05          .02(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (10.00)       10.13         5.33         1.25         2.28
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (9.89)       10.18         5.32         1.30         2.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.15)        (.06)        (.04)        (.07)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.08)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.70)        (.41)        (.59)        (.11)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.82       $26.76       $17.28       $12.37       $11.66
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (37.00)       59.46        43.98        11.77        24.44
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $874,525   $1,311,822     $216,735      $95,404      $40,687
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.47         1.48         1.78         1.92         2.10(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .54          .17         (.07)         .35          .15(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                203.36       144.34       106.76        89.50       126.65
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of $0.02 per class A share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Oct. 30, 1996+
operating performance                                     Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.31       $17.07       $12.25       $11.60        $9.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.15)        (.12)        (.05)        (.06)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (9.79)       10.01         5.27         1.25         1.94
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (9.84)        9.86         5.15         1.20         1.88
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.07)        (.02)          --         (.06)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.62)        (.33)        (.55)        (.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.42       $26.31       $17.07       $12.25       $11.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (37.44)       58.24        42.84        10.94        19.35*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $584,300     $936,798     $171,524      $73,176      $34,463
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.22         2.23         2.53         2.67         2.39*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.23)        (.57)        (.83)        (.43)        (.50)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                203.36       144.34       106.76        89.50       126.65
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of $0.01 per class B share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------

                                                                                       For the period
Per-share                                                                              July 26, 1999+
operating performance                                          Year ended August 31     to August 31
-----------------------------------------------------------------------------------------------------
                                                                2001           2000          1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $26.59         $17.27        $16.21
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                                         (.04)          (.11)         (.01)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                     (9.91)         10.11          1.07
-----------------------------------------------------------------------------------------------------
Total from
investment operations                                          (9.95)         10.00          1.06
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                                                 --           (.13)           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                  (.05)          (.39)           --
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                      --           (.16)           --
-----------------------------------------------------------------------------------------------------
Total distributions                                             (.05)          (.68)           --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                 $16.59         $26.59        $17.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                        (37.46)         58.41          6.54*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                              $125,787       $170,579        $2,711
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                       2.22           2.23           .26*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                       (.19)          (.44)         (.14)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        203.36         144.34        106.76
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                             Oct. 30, 1996+
operating performance                              Year ended August 31                to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.50       $17.15       $12.30       $11.62        $9.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                   --(d)      (.10)        (.08)        (.02)        (.03)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (9.87)       10.10         5.28         1.25         1.93
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (9.87)       10.00         5.20         1.23         1.90
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.10)        (.03)          --(d)      (.06)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.65)        (.35)        (.55)        (.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.58       $26.50       $17.15       $12.30       $11.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (37.28)       58.79        43.17        11.20        19.56*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,695      $64,164      $18,701       $8,799       $4,086
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.97         1.98         2.28         2.42         2.18*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.01)        (.40)        (.58)        (.18)        (.26)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                203.36       144.34       106.76        89.50       126.65
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended August 31, 1997 reflect a reduction of $0.02 per class M share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended   Feb. 1, 2000+
operating performance                August 31   to August 31
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $26.81       $26.48
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .18          .15
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (10.04)         .18
--------------------------------------------------------------
Total from
investment operations                  (9.86)         .33
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                          (.05)          --
--------------------------------------------------------------
Total distributions                     (.05)          --
--------------------------------------------------------------
Net asset value,
end of period                         $16.90       $26.81
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (36.81)        1.25*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,420      $36,815
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.22          .72*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .85          .51*
--------------------------------------------------------------
Portfolio turnover (%)                203.36       144.34
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $33,614,185. The fund received cash collateral of $34,664,710 which is pooled with collateral from other Putnam funds into (40) issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $65,154,000 available to offset future net capital gains, if any, which will expire on August 31, 2009.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, realized gains and losses on certain futures contracts, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $6,127,893 to decrease accumulated net investment loss with an increase to accumulated net realized losses of $6,127,893. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,622. The expenses have been fully amortized on a projected net asset basis over a five-year period as of August 31, 2001.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2001, the funds expenses were reduced by $1,584,570 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,043 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $678,356 and $19,664 from the sale of class A and class M shares, respectively, and received $1,448,009 and $79,446 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received $111,299 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,154,338,446 and $3,996,032,981, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,662,361     $ 1,421,621,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  114,378           2,502,584
---------------------------------------------------------------------------
                                            68,776,739       1,424,124,319

Shares
repurchased                                (65,812,956)     (1,348,709,831)
---------------------------------------------------------------------------
Net increase                                 2,963,783     $    75,414,488
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,740,703      $1,835,627,121
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  493,885          11,255,065
---------------------------------------------------------------------------
                                            69,234,588       1,846,882,186

Shares
repurchased                                (32,762,522)       (866,780,112)
---------------------------------------------------------------------------
Net increase                                36,472,066      $  980,102,074
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,119,118       $ 256,255,794
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   79,183           1,699,282
---------------------------------------------------------------------------
                                            12,198,301         257,955,076

Shares
repurchased                                (12,215,439)       (245,494,367)
---------------------------------------------------------------------------
Net increase/
decrease                                       (17,138)      $  12,460,709
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,274,430       $ 860,255,531
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  331,379           7,760,622
---------------------------------------------------------------------------
                                            32,605,809         868,016,153

Shares
repurchased                                 (7,046,922)       (182,244,609)
---------------------------------------------------------------------------
Net increase                                25,558,887       $ 685,771,544
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,988,073       $ 183,570,522
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,693             296,991
---------------------------------------------------------------------------
                                             9,001,766         183,867,513

Shares
repurchased                                 (7,834,506)       (157,295,580)
---------------------------------------------------------------------------
Net increase                                 1,167,260       $  26,571,933
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,564,229        $206,941,929
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,746             443,344
---------------------------------------------------------------------------
                                             7,582,975         207,385,273

Shares
repurchased                                 (1,325,282)        (35,550,896)
---------------------------------------------------------------------------
Net increase                                $6,257,693        $171,834,377
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,748,982        $ 36,472,154
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,986             107,848
---------------------------------------------------------------------------
                                             1,753,968          36,580,002

Shares
repurchased                                 (2,203,099)        (46,036,051)
---------------------------------------------------------------------------
Net decrease                                  (449,131)       $ (9,456,049)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,817,319        $ 73,544,449
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   42,329             996,440
---------------------------------------------------------------------------
                                             2,859,648          74,540,889

Shares
repurchased                                 (1,528,729)        (41,456,345)
---------------------------------------------------------------------------
Net increase                                 1,330,919        $ 33,084,544
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,617,468        $ 32,805,640
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,184              69,860
---------------------------------------------------------------------------
                                             1,620,652          32,875,500

Shares
repurchased                                 (1,371,277)        (27,536,367)
---------------------------------------------------------------------------
Net increase                                   249,375        $  5,339,133
---------------------------------------------------------------------------

                                           For the period February 1, 2000
                                              (commencement of operations)
                                                        to August 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,489,051        $ 69,623,878
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,489,051          69,623,878

Shares
repurchased                                 (1,115,951)        (29,567,313)
---------------------------------------------------------------------------
Net increase                                 1,373,100        $ 40,056,565
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase            Sales              Dividend             Market
Affiliates                                     Cost                Cost               Income              Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Buzzi Unicem SpA                          $  4,941,873        $ 18,123,968          $       --             $--
Cheil Communications, Inc.                   9,416,514           7,496,919             249,143              --
Deutsche Boerse AG                          24,528,354                  --              37,898              --
Grupo Aeroportuario del
Sureste SA de CV ADR                        26,106,362          14,490,636                  --              --
Internatio-Muller NV                        19,634,527          26,948,849             867,528              --
KCI Kronecranes
International PLC                                   --          26,789,181                  --              --
Kidde PLC                                   48,009,586          35,968,217             720,378              --
LGP Telecom Holdings AB                     17,370,368          24,684,327             110,116              --
Open Text Corp.                             16,656,798          32,812,066                  --              --
Orient-Express Hotels, Ltd.
Class A                                     25,191,245             505,924                  --              --
Perlos OYJ                                  43,262,859          71,542,673              11,457              --
Tecis Holdings AG                            8,161,043          26,963,737                  --              --
Teleste OYJ                                 23,187,562          38,588,038              87,509              --
Van der Moolen Holding NV                   21,639,513           4,794,737           1,088,586              --
Zapf Creaton AG                              2,307,212          13,561,251              83,145              --

------------------------------------------------------------------------------------------------------------------
Totals                                    $290,413,816        $343,270,523          $3,255,760             $--



FEDERAL TAX INFORMATION
(Unaudited)

For the year ended August 31, 2001, interest and dividends from foreign countries were $37,067,846 or $0.375 per share (for all classes of shares). Taxes paid to foreign countries were $4,945,271 or $0.050 per share (for all classes of shares).

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President and Fund Manager

Fabrice Bay
Vice President and Fund Manager

Andrew W. Graham
Vice President and Fund Manager

Joseph P. Joseph
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN011-75495  2AZ/2CI/2CJ  10/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Voyager Fund
Supplement to annual Report dated 8/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/01

                                                           NAV
1 year                                                   -36.81%
5 years                                                 102.16%
Annual average                                           15.12%
Life of fund (since class A inception, 12/28/95)        125.23%
Annual average                                           15.37%

Share value:                                               NAV
8/31/00                                                  $26.81
8/31/01                                                  $16.90
----------------------------------------------------------------------------
                                          Capital gains
Distributions:   No.     Income          Short       Long        Total
                  1      $0.000         $0.000      $0.052      $0.052
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Emerging
Markets
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam Emerging Markets Fund's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

J. Peter Grant
Stephen S. Oler
Carmel Peters

Even before the tragic attacks on New York and Washington on September 11, world stock markets had long been struggling with an economic slowdown. During the 12 months ended August 31, 2001, emerging markets felt the impact of the slowdown in the United States and other developed markets. As a result, your fund, Putnam Emerging Markets Fund, experienced a significant decline. Our investment decisions had a mix of results. In some cases, they helped to resist the downward trend, but the fund's overall return was fairly close to the general results for emerging markets in the period. Every region in which the fund invests -- Latin America, Asia, Eastern Europe, the Middle East, and Africa -- was affected by the slowdown.

The weeks following the attack have been difficult for global financial markets. The world economy, already weak, faces a greater likelihood of recession. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has primarily a short-term impact. The shock will also, we believe, bring a new focus on the fact that beyond any recession lies growth for the world economy, growth that can drive international stocks to new, higher levels.

Total return for 12 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -31.96% -35.87%  -32.57% -35.94%  -32.51% -33.19%  -32.42% -34.76%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* U.S. SLOWDOWN PUTS BRAKES ON WORLD GROWTH

In your fund's semiannual update six months ago, we described how the slowdown in the U.S. economy was having a spillover effect on business activity internationally. Since then, the situation has deteriorated further as the world's other major trading nations, such as Japan and Germany, also reduced their imports from emerging countries. To counter these developments, we maintained relatively broad diversification across what we considered solid markets and sectors. In making our investment decisions, we analyze economic, industry, market, and company-specific factors. We also rely on our stock selection to control risk by targeting stocks that have both growth potential and attractive stock valuations. Attractively valued stocks have typically already experienced some decline in price and therefore tend to be less volatile going forward.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications              14.0%

Banking                         10.6%

Electronics                     10.5%

Oil & Gas                        7.7%

Metals                           6.1%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


The largest sectors in emerging markets are financials, technology, and telecommunications, and these were also the three largest sector weightings of your fund. Furthermore, as most investors are well aware, the technology and telecommunications sectors have continued to decline throughout the fiscal year. Around the world, corporations have scaled back their capital investments in telecommunications and computer equipment. This has depressed profits in these sectors worldwide. However, this should not be taken as an indication that tech and telecom companies in general no longer offer investors opportunity. Your fund holds tech and telecom companies that, in our view, are well-managed and retain strong long-term growth prospects. Although we reduced the fund's exposure to technology during the course of the year, we still have several large holdings such as Samsung Electronics and SK Telecom in South Korea, Taiwan Semiconductor, Telefonos de Mexico, and China Mobile. These stocks have already been priced for the current slowdown and should benefit as we near an upswing in the business cycle. Although these holdings as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

* MEXICO BENEFITS FROM NAFTA, BRAZIL TROUBLED BY ARGENTINE CRISIS

We have consistently overweighted Mexico in our portfolio during the past year. Mexican stocks did well in the period primarily because of the country's close relationship with the United States under the North American Free Trade Agreement. Mexico's increasing economic integration with the United States has helped it to attract massive direct foreign investment in its manufacturing and financial sectors. Your fund benefited from this trend. We held Grupo Financiero Banamex Accival, a Mexican bank, until it was taken over by Citigroup at a substantial premium during the period. We continue to own Bancomer, another well-managed Mexican bank that has performed strongly. Cemex, a cement company, is another important Mexican holding that has excellent prospects.


"What's more, some global strategists argue that many foreign companies are better buys than their U.S. counterparts."

-- BusinessWeek, September 10, 2001


The only other Latin American market that we favored during the period was Brazil, and its performance was extremely disappointing because of the fiscal crisis affecting its neighbor, Argentina. For quite some time, your fund has not invested in Argentina because of the likelihood that the nation would default on debts following three years of economic weakness that has strained public finances. The United States and International Monetary Fund (IMF) have committed funds to support Argentina, but the situation remains unstable.

This instability cast doubt upon Brazil, Argentina's largest trading partner. Early in the fiscal year, as much as 15% of the fund's net assets were invested in Brazil because its large economy was growing strongly and making necessary structural improvements. This exposure was progressively reduced through the year to roughly 10% at present as concern grew over contagion effects from Argentina. We remain confident that Brazil will receive considerable international support to protect it from any ramifications spreading from Argentina. Nevertheless, uncertainty and risk factors have increased significantly.

* DIVERSE TYPES OF STOCKS POSTED GAINS

In spite of the general downward trend in emerging markets, our research capabilities helped us to identify a number of themes that worked well for the fund. One theme we followed was the upward trend in the prices of specific natural resources, such as oil and platinum. Another was the strong performance of pharma ceutical companies that specialize in generic drugs.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Telefonos de Mexico SA de CV
(Telmex) ADR Ser. L
Mexico
Telecommunications

Samsung Electronics Co., Ltd.
South Korea
Electronics

Taiwan Semiconductor
Manufacturing Co.
Taiwan
Electronics

China Mobile, Ltd.
Hong Kong
Telecommunications

Anglo American PLC
United Kingdom
Metals

Korea Electric Power Corp.
South Korea
Electric utilities

United Microelectronics Corp.
Taiwan
Electronics

Sanlam, Ltd.
South Africa
Insurance

SK Telecom Co., Ltd.
South Korea
Telecommunications

Surgutneftegaz ADR
Russia
Oil and gas

Footnote reads:
These holdings represent 23.9% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


Your fund had overweight positions in two markets rich in natural resources, Russia and South Africa. These markets outperformed emerging markets in general. The largest holding in Russia was Surgutneftegaz, the country's second largest oil producer and exporter. With regard to South Africa, we increased our exposure through the year to about 11% of assets. Top holdings there included Anglo American PLC, a mining company listed in the United Kingdom but with diverse operations in South Africa, and Impala Platinum Holdings, a platinum mining company. Platinum prices rose during the year because of strong demand. Platinum is an essential component of catalytic converters, which are being installed in more and more new cars around the world.

We also positioned the fund in several pharmaceuticals companies that make and export generic drugs to markets around the world, including the United States. They performed well in part because pharmaceuticals are traditionally a defensive sector, but also because several major drugs are facing patent expirations, giving generic manufacturers important new opportunities. The U.S. government is considering adding a prescription drug benefit to the Medicare program, and the government will certainly favor less expensive generic drugs. Teva Pharmaceutical of Israel is one of the best established companies in this industry and performed well in the period. Other additions during the year included Taro Pharmaceuticals, also of Israel, Gedeon Richter and Egis of Hungary, and Dr. Reddys of India.

* GLOBAL ECONOMIC UPSWING KEY TO MARKET RECOVERY

The attacks of September 11 and their aftermath have caused many investors to anticipate the worst for the global economy. Realistically, this disaster will be detrimental to global business activity in the short term. But many of the pre-conditions for recovery, notably lower business inventories and expansionary monetary and fiscal policies, were moving into place before the tragic events, and we are confident recovery lies beyond the short-term distress. We believe that we are near the bottom of the market downswing and that this may prove a good time to be adding exposure to emerging markets. Stock valuations in many of the markets are unusually low relative to their history, as well as relative to stock prices in Europe and the United States. Several markets, such as Mexico and South Korea, are also becoming fundamentally more attractive for long-term investors because of structural reforms. After a difficult year, we look ahead with many reasons for optimism.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-markets securities.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Emerging Markets Fund is designed for investors seeking long-term capital appreciation through common stocks of companies operating primarily in developing economies.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -31.96% -35.87% -32.57% -35.94% -32.51% -33.19% -32.42% -34.76%
------------------------------------------------------------------------------
5 years         -25.61  -29.91  -28.34  -29.71  -28.47  -28.47  -27.65  -30.16
Annual average   -5.75   -6.86   -6.45   -6.81   -6.48   -6.48   -6.27   -6.93
------------------------------------------------------------------------------
Life of fund    -10.03  -15.22  -13.75  -14.58  -13.88  -13.88  -12.82  -15.87
Annual average   -1.84   -2.87   -2.57   -2.74   -2.60   -2.60   -2.39   -3.00
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                            MSCI Emerging
                            Markets Free           Consumer
                               Index              price index
------------------------------------------------------------------------------
1 year                       -27.82%                 2.78%
------------------------------------------------------------------------------
5 years                      -30.27                 12.84
Annual average                -6.96                  2.45
------------------------------------------------------------------------------
Life of fund                 -26.26                 15.18
Annual average                -5.23                  2.53
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

                                       MSCI Emerging
              Fund's class A            Markets Free         Consumer price
Date           shares at POP               Index                 index

12/28/95          9,425                   10,000                 10,000
8/31/96          11,397                   10,574                 10,208
8/31/97          12,288                   11,059                 10,435
8/31/98           6,674                    5,578                 10,610
8/31/99          10,841                    9,610                 10,850
8/31/00          12,460                   10,216                 11,207
8/31/01          $8,478                   $7,374                $11,518

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $8,625 ($8,542 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $8,612 and no contingent sales charges would apply; and a $10,000 investment in the fund's class M shares would have been valued at $8,718 ($8,413 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions*         --            --            --            --
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/00          $10.67  $11.32    $10.53        $10.58    $10.58  $10.96
------------------------------------------------------------------------------
8/31/01            7.26    7.70      7.10          7.14      7.15    7.41
------------------------------------------------------------------------------

* The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV      POP     NAV   CDSC     NAV    CDSC     NAV      POP
------------------------------------------------------------------------------
1 year          -34.29% -38.09% -34.76% -38.03% -34.79% -35.44% -34.62% -36.91%
------------------------------------------------------------------------------
5 years         -36.37  -40.05  -38.63  -39.81  -38.73  -38.73  -38.01  -40.16
Annual average   -8.65   -9.73   -9.30   -9.66   -9.33   -9.33   -9.12   -9.76
------------------------------------------------------------------------------
Life of fund    -23.05  -27.48  -26.14  -26.85  -26.31  -26.31  -25.38  -27.99
Annual average   -4.45   -5.43   -5.12   -5.28   -5.16   -5.16   -4.96   -5.54
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged list of equity securities from emerging markets available to non-domestic investors with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Fund, a series of Putnam Investment Funds, including the fund's portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended August 31, 1999 were audited by other auditors whose report dated October 11, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Fund as of August 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.
                                                     KPMG  LLP
Boston, Massachusetts
October 4, 2001



THE FUND'S PORTFOLIO
August 31, 2001

COMMON STOCKS (95.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Brazil (9.5%)
-------------------------------------------------------------------------------------------------------------------
             15,816 Aracruz Celulose SA ADR                                                           $     271,244
                  1 Banco Bradesco SA                                                                             4
             10,166 Banco Itau SA                                                                           699,859
              9,640 Brasil Telecom Paricipacoes SA ADR                                                      281,488
             36,065 Centrais Eletricas Brasileiras SA                                                       452,580
              7,006 Centrais Geradoras do Sul do Brasil SA                                                   10,688
             14,019 Companhia Brasileira de Distribuicao Grupo Pao
                    de Acucar ADR                                                                           270,567
             42,239 Companhia de Bebidas das Americas (AmBev) ADR                                           795,783
             28,200 Companhia Energetica de Minas Gerais ADR                                                292,575
             53,000 Companhia Paranaense de Energia-Copel ADR                                               381,600
             41,865 Companhia Vale do Rio Doce (CVRD) ADR                                                   841,905
             40,001 Empresa Bras Aeronautica                                                                261,568
             33,542 Gerdau SA                                                                               217,036
             30,194 Petroleo Brasileiro SA                                                                  651,243
             63,961 Petroleo Brasileiro SA ADR                                                            1,369,405
             23,500 Petroleo Brasileiro SA ADR                                                              528,750
             12,246 Tele Celular Sul Participacoes SA                                                       156,626
             72,100 Tele Norte Leste Participacoes SA ADR                                                   785,890
             22,635 Telesp Celular Participacoes SA ADR                                                     292,671
             11,600 Unibanco-Uniao de Bancos Brasileiros SA GDR                                             226,432
                                                                                                      -------------
                                                                                                          8,787,914

Chile (1.8%)
-------------------------------------------------------------------------------------------------------------------
             14,000 Banco Santander Chile ADR                                                               266,000
            141,900 Compania de Petroleos de Chile SA (COPEC)                                               492,783
             27,200 Empresa Nacional de Electricidad ADR                                                    291,584
             17,900 Enersis SA ADR                                                                          262,593
             39,500 Entel SA                                                                                289,555
                                                                                                      -------------
                                                                                                          1,602,515

China (0.5%)
-------------------------------------------------------------------------------------------------------------------
            870,000 Beijing Datang Power Gen. Co., Ltd.                                                     292,800
            201,000 Travelsky Technology, Ltd. (NON)                                                        168,795
                                                                                                      -------------
                                                                                                            461,595

Egypt (0.5%)
-------------------------------------------------------------------------------------------------------------------
             11,500 Al Ahram Beverage Co. (NON)                                                             108,235
              3,000 Al Ahram Beverage Co. GDR (NON)                                                          26,250
             40,700 Al Ahram Beverage Co. GDR 144A (NON)                                                    361,213
                                                                                                      -------------
                                                                                                            495,698

Greece (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,700 OTP Bank GDR                                                                             88,825
              3,800 OTP Bank GDR 144A                                                                       198,550
                                                                                                      -------------
                                                                                                            287,375

Hong Kong (4.8%)
-------------------------------------------------------------------------------------------------------------------
            450,000 China Merchants Holdings International Co., Ltd.                                        285,588
            684,000 China Mobile, Ltd. (NON)                                                              2,135,390
          1,200,000 China Resources Beijing Land                                                            283,088
            203,000 Citic Pacific, Ltd.                                                                     450,261
            182,500 CNOOC, Ltd.                                                                             180,167
            903,800 Denway Motors, Ltd.                                                                     243,340
          2,000,000 PetroChina Co., Ltd.                                                                    407,708
            110,000 Shanghai Industrial Holdings, Ltd.                                                      170,648
            144,000 Texwinca Holdings, Ltd.                                                                  51,233
            610,000 Yanzhou Coal Mining Co., Ltd.                                                           183,789
                                                                                                      -------------
                                                                                                          4,391,212

Hungary (1.2%)
-------------------------------------------------------------------------------------------------------------------
             13,900 Egis Rt.                                                                                583,112
              8,998 Gedeon Richter Rt.                                                                      519,426
                                                                                                      -------------
                                                                                                          1,102,538

India (7.6%)
-------------------------------------------------------------------------------------------------------------------
             62,900 Bharat Petroleum Corp., Ltd.                                                            231,016
             69,520 BSES, Ltd. GDR                                                                          267,140
              7,508 Dr. Reddy's Laboratories ADR (NON)                                                      174,486
             43,000 HDFC Bank, Ltd. ADR (NON)                                                               666,500
             11,509 Hindalco Industries, Inc.                                                               163,152
            159,576 Hindustan Lever, Ltd.                                                                   741,627
             52,100 Housing Development Finance Corporation, Ltd.                                           778,679
             62,000 ICICI, Ltd. ADR                                                                         438,340
             76,700 ICICI Bank, Ltd. ADR                                                                    364,325
             11,526 Infosys Technologies, Ltd. (NON)                                                        864,585
             26,100 ITC, Ltd.                                                                               398,816
             26,299 Ranbaxy Laboratories, Ltd.                                                              335,286
            115,700 Reliance Industries                                                                     762,038
             53,600 Satyam Computer Services, Ltd.                                                          191,908
             12,500 Satyam Computer Services, Ltd. ADR                                                      106,250
             23,350 Videsh Sanchar Nigam, Ltd. ADR                                                          265,957
              8,841 Wipro, Ltd. ADR                                                                         287,686
                                                                                                      -------------
                                                                                                          7,037,791

Israel (3.6%)
-------------------------------------------------------------------------------------------------------------------
             29,650 Check Point Software Technologies, Ltd. (NON)                                           948,504
             35,200 ESC Medical Systems, Ltd. (NON)                                                       1,019,392
              7,800 Taro Pharmaceuticals Industries (NON)                                                   331,500
             14,400 Teva Pharmaceutical Industries, Ltd. ADR                                              1,023,840
                                                                                                      -------------
                                                                                                          3,323,236

Malaysia (4.0%)
-------------------------------------------------------------------------------------------------------------------
            407,000 IJM Corp. Berhad                                                                        449,842
            204,000 IOI Corporation Berhad                                                                  196,484
            147,000 Malayan Banking Berhad                                                                  475,816
             20,000 Perusahaan Otomobil Nasional                                                             35,263
            594,400 Public Bank Berhad                                                                      386,360
            179,000 Resorts World Berhad                                                                    313,250
            314,000 Sime Darby Berhad                                                                       393,326
            212,000 Tanjong PLC                                                                             412,842
            178,000 Telekom Malaysia Berhad                                                                 501,211
            178,000 Tenneco, Inc.                                                                           505,895
                                                                                                      -------------
                                                                                                          3,670,289

Mexico (14.2%)
-------------------------------------------------------------------------------------------------------------------
             59,150 America Movil SA de CV ADR Class L                                                      996,086
             52,587 Cemex SA de CV ADR                                                                    1,354,115
             44,325 Coca-Cola Femsa SA ADR                                                                  971,161
            382,500 Consorcio ARA SA (NON)                                                                  581,939
            189,778 Fomento Economico Mexicano SA de CV                                                     742,448
             11,500 Fomento Economico Mexicano SA de CV ADR                                                 448,500
             20,000 Grupo Aeroportuario del Sureste SA de CV ADR (NON)                                      330,000
            105,549 Grupo Carso SA de CV (NON)                                                              302,814
          1,279,240 Grupo Financiero Bancomer SA de CV (NON)                                              1,075,996
            207,404 Grupo Modelo SA de CV                                                                   495,858
             17,549 Grupo Televisa SA ADR (NON)                                                             640,539
            118,850 Telefonos de Mexico SA de CV (Telmex) ADR Ser. L                                      4,333,274
            183,800 Walmart de Mexico/Mexico City Class C                                                   413,660
            174,300 Walmart de Mexico/Mexico City Class V                                                   422,396
                                                                                                      -------------
                                                                                                         13,108,786

Philippines (0.2%)
-------------------------------------------------------------------------------------------------------------------
             17,205 Philippine Long Distance Telephone Co. ADR                                              164,308

Poland (0.6%)
-------------------------------------------------------------------------------------------------------------------
             18,995 Bank Polska Kasa Opieki Grupa Pekao SA (NON)                                            302,173
             82,928 Telekomunikacja Polska SA (NON)                                                         254,604
                                                                                                      -------------
                                                                                                            556,777

Russia (4.1%)
-------------------------------------------------------------------------------------------------------------------
             19,000 Lukoil ADR                                                                              838,375
            107,097 Surgutneftegaz ADR                                                                    1,392,261
             53,000 Unified Energy Systems ADR                                                              576,375
            275,610 YUKOS Oil Co. (NON)                                                                     983,928
                                                                                                      -------------
                                                                                                          3,790,939

South Africa (8.4%)
-------------------------------------------------------------------------------------------------------------------
             70,799 ABSA Group, Ltd.                                                                        327,711
            232,500 African Bank Investments, Ltd.                                                          224,895
             26,500 Anglo American Platinum Corp.                                                         1,022,182
              7,189 Impala Platinum Holdings, Ltd.                                                          312,283
            100,500 Johnnies Industrial Corp.                                                               608,325
            106,500 Liberty Group, Ltd.                                                                     717,955
             99,400 Remgro, Ltd.                                                                            704,304
          1,234,700 Sanlam, Ltd.                                                                          1,567,994
            112,294 Sappi, Ltd.                                                                           1,128,858
            282,130 Standard Bank Investment                                                              1,143,508
                                                                                                      -------------
                                                                                                          7,758,015

South Korea (15.5%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Cheil Communications, Inc.                                                              382,537
             84,780 Good Morning Securities Co., Ltd. (NON)                                                 275,518
             55,000 Hanwha Chemical Corp. (NON)                                                             126,625
             19,630 Housing & Commercial Bank                                                               436,564
             12,800 Humax Co., Ltd.                                                                         189,444
             19,800 Hyundai Mobis                                                                           181,410
             23,000 Hyundai Motor Co., Ltd.                                                                 383,634
             38,360 Kookmin Bank                                                                            516,673
             93,870 Korea Electric Power Corp.                                                            1,664,961
             57,840 Korea Telecom Corp. ADR                                                               1,202,494
              8,740 Kyung Dong Boiler Co., Ltd.                                                              82,130
             65,000 LG Engineering & Construction, Ltd.                                                     572,631
             11,700 LG Household & Health Care, Ltd. (NON)                                                  225,388
              3,200 NCSoft Corp.                                                                            259,358
              6,920 Pohang Iron & Steel Company, Ltd.                                                       490,415
              8,500 Pohang Iron & Steel Company, Ltd. ADR                                                   147,985
             52,600 Samsung Corp.                                                                           264,442
             22,642 Samsung Electronics Co., Ltd.                                                         3,368,818
              9,500 Samsung Fire & Marine Insurance                                                         279,718
              6,900 Samsung SDI Co., Ltd.                                                                   286,374
             20,400 Samsung Securities Co., Ltd.                                                            514,393
             46,100 Shinhan Bank                                                                            434,208
              4,200 Shinsegae Department Store                                                              296,006
              8,300 SK Telecom Co., Ltd.                                                                  1,462,412
             14,800 SK Telecom Co., Ltd. ADR                                                                283,864
                                                                                                      -------------
                                                                                                         14,328,002

Taiwan (11.2%)
-------------------------------------------------------------------------------------------------------------------
             40,294 ASE Test, Ltd. (NON)                                                                    444,846
            162,750 Asustek Computer, Inc. GDR                                                              594,736
            810,181 Bank Sinopac (NON)                                                                      351,282
            265,000 Cathay Life Insurance Co., Ltd.                                                         318,953
            511,900 China Steel Corp.                                                                       182,609
            952,416 Chinatrust Commercial Bank                                                              638,075
            268,000 Compal Electronics, Inc.                                                                244,060
            629,412 Far Eastern Textile, Ltd.                                                               269,253
            340,400 Formosa Chemicals & Fiber Co.                                                           241,874
            395,000 Formosa Plastics Corp.                                                                  418,141
            584,000 Fubon Insurance Co.                                                                     580,951
            168,388 Hon Hai Precision Industry                                                              651,966
            251,520 Nan Ya Plastic Corp.                                                                    193,309
            170,430 President Chain Store Corp.                                                             373,186
            116,000 Quanta Computer, Inc.                                                                   259,049
            262,723 Taiwan Cellular Corp. (NON)                                                             307,831
          1,292,322 Taiwan Semiconductor Manufacturing Co. (NON)                                          2,398,742
          1,371,759 United Microelectronics Corp. (NON)                                                   1,583,411
            497,000 Yuanta Core Pacific Securities Co. (NON)                                                288,283
                                                                                                      -------------
                                                                                                         10,340,557

Thailand (2.0%)
-------------------------------------------------------------------------------------------------------------------
             40,400 Advanced Info Service Public Co., Ltd.                                                  476,804
            337,000 Bangkok Bank Public Co., Ltd. (NON)                                                     370,960
             79,200 Bec World Public Co., Ltd.                                                              478,148
             89,900 PTT Exploration & Production Public Co. Ltd.                                            238,727
            631,700 TelecomAsia Corporation Public Co., Ltd. (NON)                                          225,812
                                                                                                      -------------
                                                                                                          1,790,451

United Kingdom (3.4%)
-------------------------------------------------------------------------------------------------------------------
            143,914 Anglo American PLC                                                                    2,087,329
            240,580 Old Mutual PLC 144A                                                                     482,406
             76,600 South African Breweries PLC                                                             567,724
                                                                                                      -------------
                                                                                                          3,137,459

United States (1.6%)
-------------------------------------------------------------------------------------------------------------------
             29,482 DSP Group, Inc. (NON)                                                                   737,050
             52,800 Euronet Services, Inc. (NON)                                                            699,600
                                                                                                      -------------
                                                                                                          1,436,650
                                                                                                      -------------
                    Total Common Stocks (cost $85,640,810)                                            $  87,572,107

UNITS (0.3%) (a) (cost $214,925)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             12,000 Cipla, Ltd. Ser. B equity participation notes zero %
                    (issued by Credit Suisse First Boston), 2003 (India)                              $     314,742

SHORT-TERM INVESTMENTS (7.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,419,894 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                    ranging from September 4, 2001 to October 19, 2001. (d)                           $   4,410,350
          2,895,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston due
                    September 4, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $2,896,190 for an effective
                    yield of 3.70%.                                                                       2,895,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $7,305,350)                                    $   7,305,350
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $93,161,085) (b)                                          $  95,192,199
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $92,199,347.

  (b) The aggregate identified cost on a tax basis is $96,137,894, resulting in gross unrealized appreciation and depreciation of $9,966,621 and $10,912,316, respectively, or net unrealized depreciation of $945,695.

  (d) See footnote 1 to financial statements on pg. 29.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 2001 (as a percentage of net assets):

          Telecommunications         14.0%
          Banking                    10.6
          Electronics                10.5

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at August 31, 2001

                     Market     Aggregate Face  Delivery       Unrealized
                      Value          Value        Date        Depreciation
------------------------------------------------------------------------------
Mexican Pesos      $4,153,552     $4,126,696     9/19/01        $(26,856)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,184,490 of
securities on loan (identified cost $93,161,085) (Note 1)                      $ 95,192,199
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,901,852)                                                1,927,690
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   232,052
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              254,153
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,387,609
-------------------------------------------------------------------------------------------
Total assets                                                                     98,993,703

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    385,842
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,043,460
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          411,443
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        248,290
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          121,103
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,058
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,552
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               53,270
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 26,856
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                4,410,350
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               79,132
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,794,356
-------------------------------------------------------------------------------------------
Net assets                                                                     $ 92,199,347

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $142,127,286
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (295,955)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                      (51,650,052)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                  2,018,068
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $ 92,199,347

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($48,028,449 divided by 6,619,972 shares)                                             $7.26
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.26)*                                $7.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($31,940,127 divided by 4,497,313 shares)**                                           $7.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,366,137 divided by 471,479 shares)**                                              $7.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,848,250 divided by 258,399 shares)                                                $7.15
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.15)*                                $7.41
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($7,016,384 divided by 966,882 shares)                                                $7.26
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $222,014)                                     $  2,150,659
-------------------------------------------------------------------------------------------
Interest                                                                             63,680
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,613
-------------------------------------------------------------------------------------------
Total investment income                                                           2,216,952

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,110,430
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      656,018
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,034
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,456
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               153,560
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               395,942
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                49,638
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                20,474
-------------------------------------------------------------------------------------------
Amoritzation of organization expenses (Note 1)                                          549
-------------------------------------------------------------------------------------------
Other                                                                               233,564
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,641,665
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (203,187)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,438,478
-------------------------------------------------------------------------------------------
Net investment loss                                                                (221,526)
-------------------------------------------------------------------------------------------
Net realized loss on investments (net of foreign tax of $50,641)
(Notes 1 and 3)                                                                 (23,320,695)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (654,466)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                               239,249
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (22,909,140)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (46,645,052)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(46,866,578)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (221,526)  $   (1,739,614)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                     (23,975,161)       7,746,102
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      (22,669,891)       5,649,232
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (46,866,578)      11,655,720
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --         (163,236)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (37,113)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (1,217)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (4,364)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (397,673)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (90,414)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (2,966)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (10,631)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (6,996,590)      25,708,986
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (53,863,168)      36,657,092

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     146,062,515      109,405,423
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
and distributions in excess of net investment income
of $295,955 and $144,171, respectively)                              $ 92,199,347     $146,062,515
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.67        $9.35        $5.81       $10.94       $10.28
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.10)          --(d)(e)    .01(d)      (.02)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.42)        1.51         3.61        (4.94)         .81
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.41)        1.41         3.61        (4.93)         .79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.07)          --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.06)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.09)        (.07)        (.20)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.26       $10.67        $9.35        $5.81       $10.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.96)       14.93        62.45       (45.69)        7.82
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,028      $83,533      $60,669      $29,239      $49,581
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.07         1.90         2.10(d)      2.10(d)      2.10(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .11         (.87)         .06(d)       .06(d)      (.23)(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                106.90       139.96       163.86       112.35       141.81
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.01, $0.02 and $0.04 per class A share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Oct. 30, 1996+
operating performance                              Year ended August 31                 to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.53        $9.26        $5.74       $10.87        $9.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.18)        (.05)(d)     (.07)(d)     (.09)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.38)        1.48         3.57        (4.86)        1.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.43)        1.30         3.52        (4.93)        1.05
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --(e)        --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.03)          --         (.20)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.10       $10.53        $9.26        $5.74       $10.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.57)       13.96        61.37       (45.99)       10.67*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,940      $52,534      $44,838      $21,722      $38,044
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.82         2.65         2.85(d)      2.85(d)      2.39*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.64)       (1.63)        (.69)(d)     (.72)(d)     (.76)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                106.90       139.96       163.86       112.35       141.81
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.02, $0.02 and $0.03 per class B share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended August 31   to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.58        $9.35        $9.56
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.18)        (.02)(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.39)        1.49         (.19)
---------------------------------------------------------------------------
Total from
investment operations                  (3.44)        1.31         (.21)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --         (.02)          --
---------------------------------------------------------------------------
In excess of
net investment income                     --         (.06)          --
---------------------------------------------------------------------------
Total distributions                       --         (.08)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $7.14       $10.58        $9.35
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.51)       13.89        (2.20)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,366       $6,160          $81
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.82         2.65          .29*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.62)       (1.64)        (.25)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                106.90       139.96       163.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of less than $0.01 per class C share for the period ended August 31, 1999.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                             Oct. 30, 1996+
operating performance                              Year ended August 31                to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.58        $9.29        $5.76       $10.89        $9.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.15)        (.03)(d)     (.05)(d)     (.07)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.40)        1.48         3.57        (4.88)        1.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.43)        1.33         3.54        (4.93)        1.07
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)        (.01)          --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.04)        (.01)        (.20)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.15       $10.58        $9.29        $5.76       $10.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.42)       14.24        61.59       (45.91)       10.88*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,848       $3,835       $3,817       $1,993       $4,043
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.57         2.40         2.60(d)      2.60(d)      2.18*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.40)       (1.37)        (.41)(d)     (.43)(d)     (.53)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                106.90       139.96       163.86       112.35       141.81
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.02, $0.02 and $0.03 per class M share for the periods ended August 31, 1999, August 31, 1998 and August 31, 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                           May 1, 2001+
operating performance               to August 31
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                    $7.87
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .01
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)
-------------------------------------------------
Total from
investment operations                   (.61)
-------------------------------------------------
Net asset value,
end of period                          $7.26
-------------------------------------------------
Total return at
net asset value (%)(b)                 (7.75)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $7,016
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .61*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .06*
-------------------------------------------------
Portfolio turnover (%)                106.90
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam Emerging Markets Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing in common stocks and other equity securities of emerging market companies.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on May 1, 2001. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. Effective March 15, 2001, a redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after March 15, 2001 that are held for less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $4,184,490. The fund received cash collateral of $4,410,350, which is pooled with collateral from other Putnam funds into (40) issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $28,067,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   494,000    August 31, 2006
    25,247,000    August 31, 2007
     2,326,000    August 31, 2009

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $69,742 to decrease accumulated net investment loss and $538 to decrease paid-in-capital, with an increase to accumulated net realized losses of $69,204. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses have been fully amortized on a projected net asset basis over a five year period as of August 31, 2001.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2001, the fund's expenses were reduced by $203,187 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $712 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $29,203 and $744 from the sale of class A and class M shares, respectively, and received $83,038 and $4,232 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received $2,484 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $116,831,422 and $123,792,954, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,613,668        $ 64,826,538
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             7,613,668          64,826,538

Shares
repurchased                                 (8,822,394)        (74,546,115)
---------------------------------------------------------------------------
Net decrease                                (1,208,726)       $ (9,719,577)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,472,667        $ 85,869,545
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,532             519,340
---------------------------------------------------------------------------
                                             7,516,199          86,388,885

Shares
repurchased                                 (6,173,146)        (69,526,277)
---------------------------------------------------------------------------
Net increase                                 1,343,053        $ 16,862,608
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,712,536        $ 14,303,317
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,712,536          14,303,317

Shares
repurchased                                 (2,204,059)        (17,739,608)
---------------------------------------------------------------------------
Net decrease                                  (491,523)       $ (3,436,291)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,866,878        $ 32,402,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,665             114,428
---------------------------------------------------------------------------
                                             2,876,543          32,517,064

Shares
repurchased                                 (2,730,664)        (30,262,074)
---------------------------------------------------------------------------
Net increase                                   145,879        $  2,254,990
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    391,413         $ 3,283,948
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               391,413           3,283,948

Shares
repurchased                                   (502,053)         (3,917,789)
---------------------------------------------------------------------------
Net decrease                                  (110,640)        $  (633,841)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    658,603         $ 8,147,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      307              3,661
---------------------------------------------------------------------------
                                               658,910           8,150,768

Shares
repurchased                                    (85,500)         (1,016,106)
---------------------------------------------------------------------------
Net increase                                   573,410         $ 7,134,662
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    143,987         $ 1,206,915
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               143,987           1,206,915

Shares
repurchased                                   (248,249)         (1,985,506)
---------------------------------------------------------------------------
Net decrease                                  (104,262)        $  (778,591)
---------------------------------------------------------------------------

                                                 Year ended August 31, 000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    219,007         $ 2,516,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,242              14,737
---------------------------------------------------------------------------
                                               220,249           2,531,403

Shares
repurchased                                   (268,700)         (3,074,677)
---------------------------------------------------------------------------
Net decrease                                   (48,451)        $  (543,274)
---------------------------------------------------------------------------

                                                For the period May 1, 2001
                                              (commencement of operations)
                                                        to August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,127,616         $ 8,849,889
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,127,616           8,849,889
Shares
repurchased                                   (160,734)         (1,278,179)
---------------------------------------------------------------------------
Net increase                                   966,882         $ 7,571,710
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Thomas R. Haslett
Vice President

J. Peter Grant
Vice President and Fund Manager

Stephen S. Oler
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Emerging Markets Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN004-75494  2AY/2CK/2CL  10/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Emerging Markets Fund
Supplement to annual Report dated 8/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/01

                                                         NAV
1 year                                                 -31.96%
5 years                                                -25.61
Annual average                                          -5.75
Life of fund (since class A inception, 12/28/95)       -10.03
Annual average                                          -1.84

Share value:                                             NAV
5/01/01                                                 $7.87
8/31/01                                                 $7.26
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     0         --             --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
New Value
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam New Value Fund's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

David L. King

The shift in sentiment that swept the stock market almost a year ago stayed in place throughout Putnam New Value Fund's fiscal year, which ended August 31, 2001. Investors remained cautious and concerned about the state of the economy and the potential for recession. The stock market was volatile, although trending lower overall. Value investors, however, experienced a more favorable environment as value investing strategies maintained the dominance over growth they had established in the fourth quarter of 2000. Investor demand focused on reasonably priced stocks of companies with more predictable profitability rather than the technology stocks that had previously captivated the market.

Total return for 12 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   13.14%   6.62%   12.27%   7.27%   12.33%  11.33%   12.53%   8.61%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* ECONOMIC GROWTH REMAINS SLUGGISH

The U.S. economy, already weak, faced a greater likelihood of recession following the tragic events of September 11 and the subsequent market declines. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has a primarily short-term impact and that the ingredients for a recovery remain in place -- although any sustainable growth is likely to be delayed into 2002.

The economic slowdown persisted throughout the fund's fiscal year. Technology companies remained in the doldrums, with many continuing to report negative earnings. Numerous analysts have concluded that many businesses were too quick to invest in technologies that have yet to provide real solutions for tangible problems. A report from the Commerce Department at the end of August showed economic growth during the second quarter at its most anemic level in eight years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                        10.6%

Oil & gas                       7.4%

Investment banking/
brokerage                       6.2%

Retail                          5.9%

Electric utilities              5.6%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


Earnings disappointments have been widespread, as have layoffs. In August, unemployment surged to 4.9%, its highest level in four years. Given this less positive job environment, it is no surprise that consumer confidence has begun to wane. In fact, government reports issued at the end of August suggested that consumer confidence and spending have begun to weaken. Nonetheless, many analysts have been hoping that the recently mailed tax-cut checks will soon help to stimulate spending. In addition, manufacturing, the weakest part of the U.S. economy, began showing signs of stability in August. Manufacturers increased their production for the first time since November, while new orders increased for the first time in a year.

* AMID OVERALL MARKET DIFFICULTY, VALUE INVESTORS FARED WELL

As the economy struggled to provide a few bits of good news, the stock market experienced its own difficulties, falling approximately 15% from its highs of early 2000 during the period. Although the value stocks in which your fund invests fared much better, as reflected in the fund's positive fiscal 2001 performance, they did not escape the downturn altogether. For investors in this fund, the lower stock prices continue to provide numerous opportunities for value investing -- opportunities that have been yielding solid returns.

When the stock market was preoccupied with technology issues alone, as in 2000, we were able to add numerous holdings from high quality, fundamentally healthy companies not typically found in value portfolios. When technology fell out of favor, many of these holdings appreciated. Over the past six months, the weak economy has produced additional investment opportunities. Many of the fund's most recent acquisitions have been among stocks perceived to be at risk because they are related to the stock market itself. For example, over the recent period we added a significant position in the brokerage firm Morgan Stanley Dean Witter ("Morgan Stanley"). This firm has solid management, a strong competitive position, and the potential for positive performance going forward. With the stock market experiencing such challenging times recently, Morgan Stanley's stock price fell to a very attractive level and we capitalized on this unique opportunity to add this promising name to the portfolio.

Our disciplined stock selection process focuses on assessing the merits of individual issues, rather than on trying to build positions in certain sectors. However, our bottom-up stock and overall market analyses can lead to multiple holdings within a sector, as in the recent period when we found numerous opportunities in market-sensitive financial stocks and consumer cyclicals. In addition to Morgan Stanley, our holdings in the financial sector include investment bank J.P. Morgan Chase and brokerage firm Bear Stearns. In order to take advantage of falling interest rates, we built up holdings in specialty retailers including Staples, Circuit City, and The Limited. In the telecommunications industry -- an under-represented sector in the portfolio -- we added Qwest, a former high-flyer whose stock price dropped 50% in the wake of the tech meltdown.


"Today's choppy economy can play into the hands of the value-oriented investor willing to take on even a moderately long timeframe. For, while the overall stock market may be moving lower, disciplined value investors are doing well by staying focused on fundamentals and not getting caught up in hype."

-- David L. King, portfolio manager, Putnam New Value Fund


* SELECT LOWER-QUALITY HOLDINGS PERFORMED WELL

As demand for high-quality stocks has increased steadily over the past 12 months, prices of these non-technology stocks have risen. While this has been good news for Putnam New Value shareholders, it has also meant that we have had fewer opportunities to add high-quality holdings at bargain prices appropriate for this value-oriented portfolio. Consequently, we have continued to selectively seek out lower-quality companies that carry the potential for high returns along with higher levels of debt. Indeed, many of these lower-quality holdings drove fund performance over the past six months. Some solid performers in this category included Xerox Corporation, whose convertible bonds rose 50% over the period; funeral home chain Service Corporation International, a turnaround situation that provided attractive returns; and Rite Aid Corporation. In the case of Rite Aid, we were able to convert a convertible bond position into common stock early in the period. The stock then outperformed significantly, and we sold half the fund's position at a handsome profit. While this stock, along with others mentioned in this report, were viewed favorably at the time of this report, all are subject to review in accordance with the fund's investment strategy and may change in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil & gas

Bank of America Corp,
Banking

SBC Communications, Inc.
Regional bells

U.S. Bancorp
Banking

Xerox Corp.
Photography/imaging

Morgan Stanley Dean Witter & Co.
Investment banking/brokerage

Philip Morris Companies, Inc.
Tobacco

Merck & Company, Inc.
Pharmaceuticals

CIGNA Corp.
Health care services

Footnote reads:
These holdings represent 27.7% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


* CAUTIOUSLY OPTIMISTIC ABOUT THE FUTURE

Even before September 11 and the resulting aftershocks, it was obvious that many companies faced a difficult profit outlook over the next several months. For value oriented vehicles such as your fund, however, we believe many attractive opportunities remain. Today's widespread economic weakness is producing attractive stock valuations across the spectrum. We are optimistic that by 2002, the economy will begin to recover as the benefits of lower interest rates begin to take hold. In the meantime, we remain constructive in our near-term outlook as buying opportunities continue to surface among some very strong companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future.

The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Value Fund is designed for investors seeking long-term capital appreciation through investments in undervalued common stocks.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (2/26/96)       (7/26/99)       (2/26/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           13.14%   6.62%  12.27%   7.27%  12.33%  11.33%  12.53%   8.61%
------------------------------------------------------------------------------
5 years          74.21   64.14   67.59   65.59   67.72   67.72   69.79   63.83
Annual average   11.74   10.42   10.88   10.61   10.90   10.90   11.17   10.38
------------------------------------------------------------------------------
Life of fund    159.60  144.63  146.66  146.66  146.62  146.62  150.89  142.11
Annual average   15.40   14.38   14.52   14.52   14.51   14.51   14.81   14.20
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                         Russell 3000       Standard & Poor's       Consumer
                          Value Index          500 Index           price index
------------------------------------------------------------------------------
1 year                      0.10%               -24.39%               2.78%
------------------------------------------------------------------------------
5 years                    92.48                 86.96               12.84
Annual average             13.99                 13.33                2.45
------------------------------------------------------------------------------
Life of fund              180.79                176.48               18.18
Annual average             16.75                 16.50                2.54
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of these periods, the fund was offered on a limited basis and had limited assets. Performance reflects an expense limitation currently or previously in effect. Had it not been in effect, the fund's total returns would have been lower.

The fund's benchmark index has been changed from the S&P 500 Index to the Russell 3000 Value Index, which better reflects the fund's value style investment strategy.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

              Fund's class A        S&P 500      Russell 3000   Consumer price
Date           shares at POP         Index       Value Index        index

1/3/95            9,425             10,000          10,000          10,000
8/31/95          12,388             12,451          12,471          10,186
8/31/96          14,902             14,783          14,588          10,473
8/31/97          19,192             20,792          20,321          10,706
8/31/98          16,729             22,475          20,794          10,885
8/31/99          21,620             31,426          26,769          11,132
8/31/00          22,946             36,554          28,051          11,498
8/31/01         $24,463            $27,648         $28,079         $11,818

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $24,666 and $24,662, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $25,089 ($24,211 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    1             1             1             1
------------------------------------------------------------------------------
Income                 $0.207        $0.110        $0.171        $0.142
------------------------------------------------------------------------------
Capital gains            --            --            --            --
------------------------------------------------------------------------------
  Total                $0.207        $0.110        $0.171        $0.142
------------------------------------------------------------------------------
Share value:        NAV     POP       NAV           NAV        NAV     POP
------------------------------------------------------------------------------
8/31/00           $13.08  $13.88     $12.92        $12.97    $13.00  $13.47
------------------------------------------------------------------------------
8/31/01            14.58   15.47      14.39         14.39     14.48   15.01
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (1/3/95)        (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP      NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            2.03%  -3.86%   1.19%  -3.81%   1.25%   0.25%   1.41%  -2.16%
------------------------------------------------------------------------------
5 years          51.35   42.65   45.62   43.62   45.66   45.66   47.39   42.22
Annual average    8.64    7.36    7.81    7.51    7.81    7.81    8.07    7.30
------------------------------------------------------------------------------
Life of fund    136.45  122.82  124.54  124.54  124.51  124.51  128.36  120.37
Annual average   13.62   12.62   12.75   12.75   12.75   12.75   13.03   12.44
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 3000[REGISTRATION MARK] Value Index* measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and Shareholders of Putnam New Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the "fund") at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2001



THE FUND'S PORTFOLIO
August 31, 2001

COMMON STOCKS (96.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.8%)
-------------------------------------------------------------------------------------------------------------------
            289,800 Boeing Co.                                                                        $  14,837,760
            378,700 Lockheed Martin Corp.                                                                15,094,982
            337,700 Rockwell Collins                                                                      6,862,064
                                                                                                      -------------
                                                                                                         36,794,806

Airlines (1.0%)
-------------------------------------------------------------------------------------------------------------------
            743,800 Southwest Airlines Co.                                                               13,306,582

Automotive (2.2%)
-------------------------------------------------------------------------------------------------------------------
            578,200 Ford Motor Co.                                                                       11,488,834
            453,100 Lear Corp. (NON)                                                                     16,420,344
                                                                                                      -------------
                                                                                                         27,909,178

Banking (10.6%)
-------------------------------------------------------------------------------------------------------------------
            628,500 Bank of America Corp.                                                                38,652,750
            496,300 Charter One Financial, Inc.                                                          14,491,960
            212,300 Comerica, Inc.                                                                       12,684,925
            448,000 FleetBoston Financial Corp.                                                          16,499,840
            135,200 M & T Bank Corp.                                                                      9,822,280
            879,100 Sovereign Bancorp, Inc.                                                               9,740,428
          1,487,651 U.S. Bancorp                                                                         36,060,660
                                                                                                      -------------
                                                                                                        137,952,843

Beverage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            242,100 Fortune Brands, Inc.                                                                  9,260,325
            584,200 Pepsi Bottling Group, Inc. (The)                                                     25,792,430
                                                                                                      -------------
                                                                                                         35,052,755

Cable Television (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,014,300 Liberty Media Corp. Class A (NON)                                                    15,417,360

Chemicals (2.2%)
-------------------------------------------------------------------------------------------------------------------
            377,300 Avery Dennison Corp.                                                                 19,396,993
             81,000 Engelhard Corp.                                                                       2,116,530
            561,300 Hercules, Inc.                                                                        6,342,690
                                                                                                      -------------
                                                                                                         27,856,213

Coal (1.0%)
-------------------------------------------------------------------------------------------------------------------
            498,400 Arch Coal, Inc.                                                                       9,070,880
            155,500 Peabody Energy Corp.                                                                  4,416,200
                                                                                                      -------------
                                                                                                         13,487,080

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,741,900 Service Corp. International (NON)                                                    12,071,367

Computers (2.0%)
-------------------------------------------------------------------------------------------------------------------
            991,600 Compaq Computer Corp.                                                                12,246,260
            608,600 Hewlett-Packard Co.                                                                  14,125,606
                                                                                                      -------------
                                                                                                         26,371,866

Conglomerates (3.4%)
-------------------------------------------------------------------------------------------------------------------
             10,500 Berkshire Hathaway, Inc. Class B (NON)                                               24,276,000
            372,000 Tyco International, Ltd. (Bermuda)                                                   19,325,400
                                                                                                      -------------
                                                                                                         43,601,400

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
            339,400 Providian Financial Corp.                                                            13,256,964

Electric Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------
            405,700 CMS Energy Corp.                                                                      9,517,722
            338,100 Entergy Corp.                                                                        13,023,612
            574,800 FirstEnergy Corp.                                                                    18,905,172
            719,500 Northeast Utilities                                                                  14,030,250
            405,700 Progress Energy, Inc.                                                                16,913,633
                                                                                                      -------------
                                                                                                         72,390,389

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            507,200 Transocean Sedco Forex, Inc.                                                         14,658,080

Financial (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,138,700 Citigroup, Inc.                                                                      52,095,525
            243,400 Fannie Mae                                                                           18,549,514
                                                                                                      -------------
                                                                                                         70,645,039

Health Care Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
            309,700 CIGNA Corp.                                                                          27,873,000

Insurance (2.5%)
-------------------------------------------------------------------------------------------------------------------
            574,800 ACE, Ltd.                                                                            19,066,116
            176,179 AIG -- American International Group, Inc.                                            13,777,190
                                                                                                      -------------
                                                                                                         32,843,306

Investment Banking/Brokerage (6.2%)
-------------------------------------------------------------------------------------------------------------------
            246,100 Bear Stearns Companies, Inc. (The)                                                   12,843,959
            630,200 J.P. Morgan Chase & Co.                                                              24,829,880
            246,800 Merrill Lynch & Company, Inc.                                                        12,734,880
            549,200 Morgan Stanley Dean Witter & Co.                                                     29,299,820
                                                                                                      -------------
                                                                                                         79,708,539

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            338,100 Starwood Hotels & Resorts Worldwide, Inc.                                            11,444,685

Oil & Gas (7.4%)
-------------------------------------------------------------------------------------------------------------------
            866,600 Conoco, Inc. Class A                                                                 25,694,690
          1,159,400 Exxon Mobil Corp.                                                                    46,549,910
            115,300 Murphy Oil Corp.                                                                      8,705,150
             24,800 Royal Dutch Petroleum Co. ADR (Netherlands)                                           1,404,424
            371,900 Unocal Corp.                                                                         13,128,070
                                                                                                      -------------
                                                                                                         95,482,244

Paper & Forest Products (3.2%)
-------------------------------------------------------------------------------------------------------------------
            438,200 Boise Cascade Corp.                                                                  16,081,940
          1,758,200 Owens-Illinois, Inc. (NON)                                                            9,722,846
            946,700 Smurfit-Stone Container Corp. (NON)                                                  16,340,042
                                                                                                      -------------
                                                                                                         42,144,828

Pharmaceuticals (3.4%)
-------------------------------------------------------------------------------------------------------------------
            447,700 Merck & Company, Inc.                                                                29,145,270
            385,400 Pharmacia Corp.                                                                      15,261,840
                                                                                                      -------------
                                                                                                         44,407,110

Photography/Imaging (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,381,100 Xerox Corp.                                                                          31,106,120

Railroads (2.1%)
-------------------------------------------------------------------------------------------------------------------
            562,600 Norfolk Southern Corp.                                                               10,475,612
            304,300 Union Pacific Corp.                                                                  16,210,061
                                                                                                      -------------
                                                                                                         26,685,673

Real Estate (3.1%)
-------------------------------------------------------------------------------------------------------------------
            329,800 Boston Properties, Inc. (R)                                                          12,994,120
            399,000 Equity Office Properties Trust (R)                                                   12,803,910
            247,800 Equity Residential Properties Trust (R)                                              14,597,898
                                                                                                      -------------
                                                                                                         40,395,928

Regional Bells (3.0%)
-------------------------------------------------------------------------------------------------------------------
            944,200 SBC Communications, Inc.                                                             38,627,222

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
            507,200 Darden Restaurants, Inc.                                                             14,516,064

Retail (5.9%)
-------------------------------------------------------------------------------------------------------------------
            338,100 Federated Department Stores, Inc. (NON)                                              12,276,411
            541,000 Circuit City Stores-Circuit City Group                                                9,034,700
            930,500 Limited, Inc. (The)                                                                  13,120,050
          1,769,000 Rite Aid Corp. (NON)                                                                 14,045,860
            285,800 Sears, Roebuck & Co.                                                                 12,217,950
          1,081,900 Staples, Inc. (NON)                                                                  16,282,595
                                                                                                      -------------
                                                                                                         76,977,566

Software (0.9%)
-------------------------------------------------------------------------------------------------------------------
            392,200 Computer Associates International, Inc.                                              12,177,810

Telecommunications (3.9%)
-------------------------------------------------------------------------------------------------------------------
            213,700 ALLTEL Corp.                                                                         12,394,600
            605,900 Qwest Communications International, Inc.                                             13,026,850
          1,061,700 Sprint Corp. (FON Group)                                                             24,780,078
                                                                                                      -------------
                                                                                                         50,201,528

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
            617,300 Philip Morris Companies, Inc.                                                        29,260,020

Waste Management (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,061,700 Republic Services, Inc. (NON)                                                        21,074,745
            332,300 Waste Management, Inc.                                                               10,278,039
                                                                                                     --------------
                                                                                                         31,352,784
                                                                                                     --------------
                    Total Common Stocks (cost $1,187,617,181)                                        $1,245,976,349

CONVERTIBLE BONDS AND NOTES (2.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,360,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                          $    6,559,675
         40,000,000 Solectron Corp. cv. notes zero %, 2020                                               20,200,000
         14,000,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 6,370,000
                                                                                                     --------------
                    Total Convertible Bonds and Notes (cost $31,077,259)                             $   33,129,675

SHORT-TERM INVESTMENTS (4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        11,656,142 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                    ranging from September 4, 2001 to October 19, 2001 (d)                           $   11,630,972
         40,502,000 Interest in $650,000,000 joint repurchase agreement dated
                    August 31, 2001 with Merrill Lynch due September 4, 2001
                    with respect to various U.S. Government obligations --
                    maturity value of $40,518,561 for an effective yield of 3.68%                        40,502,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $52,132,972)                                  $   52,132,972
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,270,827,412) (b)                                      $1,331,238,996
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,296,929,370.

  (b) The aggregate identified cost on a tax basis is $1,282,604,249, resulting in gross unrealized appreciation and depreciation of $124,864,676 and $76,229,929, respectively, or net unrealized appreciation of $48,634,747.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to financial statements on page 27.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,848,667
of securities on loan (identified cost $1,270,827,412) (Note 1)              $1,331,238,996
-------------------------------------------------------------------------------------------
Cash                                                                                    830
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,054,492
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            6,824,527
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   32,597,319
-------------------------------------------------------------------------------------------
Total assets                                                                  1,372,716,164

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 57,189,266
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,660,657
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,988,404
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          229,176
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        50,275
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,109
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              805,648
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               11,630,972
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              228,287
-------------------------------------------------------------------------------------------
Total liabilities                                                                75,786,794
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,296,929,370

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,212,395,325
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,717,378
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            21,405,083
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       60,411,584
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,296,929,370

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($605,705,985 divided by 41,543,526 shares)                                          $14.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.58)*                              $15.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($583,542,810 divided by 40,540,414 shares)**                                        $14.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($33,092,657 divided by 2,300,239 shares)**                                          $14.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($46,054,966 divided by 3,180,298 shares)                                            $14.48
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.48)*                              $15.01
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($28,532,952 divided by 1,955,482 shares)                                            $14.59
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $100,284)                                       $17,183,673
-------------------------------------------------------------------------------------------
Interest                                                                          3,799,114
-------------------------------------------------------------------------------------------
Securities lending                                                                   38,946
-------------------------------------------------------------------------------------------
Total investment income                                                          21,021,733

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,230,519
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,302,641
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    26,333
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,250
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,188,098
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,250,501
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               187,537
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               276,034
-------------------------------------------------------------------------------------------
Other                                                                               760,857
-------------------------------------------------------------------------------------------
Total expenses                                                                   14,239,770
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (221,529)
-------------------------------------------------------------------------------------------
Net expenses                                                                     14,018,241
-------------------------------------------------------------------------------------------
Net investment income                                                             7,003,492
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 49,680,813
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (88,513)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       24,885,476
-------------------------------------------------------------------------------------------
Net gain on investments                                                          74,477,776
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $81,481,268
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $    7,003,492    $   6,528,217
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                49,592,300      (24,703,888)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             24,885,476       40,880,779
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   81,481,268       22,705,108
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,780,734)      (4,409,539)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,653,257)      (1,333,412)
--------------------------------------------------------------------------------------------------
   Class C                                                               (124,933)         (15,352)
--------------------------------------------------------------------------------------------------
   Class M                                                               (315,843)        (207,356)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (37,427,305)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (37,879,799)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (143,421)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,436,189)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          545,138,843     (121,099,315)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               617,745,344     (183,246,580)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     679,184,026      862,430,606
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $2,717,378
and $4,550,345, respectively)                                      $1,296,929,370     $679,184,026
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  A
-----------------------------------------------------------------------------------------------------


Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.08       $13.98       $12.01       $14.63       $11.57
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .16          .16          .15          .13          .19(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.55          .49         3.27        (1.89)        3.10
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.71          .65         3.42        (1.76)        3.29
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.16)        (.13)        (.12)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.21)       (1.55)       (1.45)        (.86)        (.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.58       $13.08       $13.98       $12.01       $14.63
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.14         6.13        29.23       (12.83)       28.79
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $605,706     $331,658     $400,555     $350,430     $429,246
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11         1.15         1.09         1.16         1.22(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.10         1.32         1.04          .89         1.40(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.71        82.68        87.23       135.56        65.38
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than $0.01.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.92       $13.80       $11.87       $14.49       $11.52
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .07          .04          .02          .09(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.53          .49         3.23        (1.86)        3.08
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.58          .56         3.27        (1.84)        3.17
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.05)        (.02)        (.04)        (.06)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.11)       (1.44)       (1.34)        (.78)        (.20)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.39       $12.92       $13.80       $11.87       $14.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.27         5.36        28.14       (13.48)       27.79
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $583,543     $314,364     $423,948     $355,743     $406,783
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.86         1.90         1.84         1.91         1.97(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .34          .57          .29          .14          .65(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.71        82.68        87.23       135.56        65.38
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than $0.01.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26,1999+
operating performance                 Year ended August 31    to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.97       $13.97       $15.04
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)          .04          .08         (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.55          .46        (1.05)
---------------------------------------------------------------------------
Total from
investment operations                   1.59          .54        (1.07)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.17)        (.15)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)          --
---------------------------------------------------------------------------
Total distributions                     (.17)       (1.54)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $14.39       $12.97       $13.97
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.33         5.22        (7.12)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $33,093       $6,470         $561
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.86         1.90          .19*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .26          .62         (.18)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 69.71        82.68        87.23
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.00       $13.88       $11.93       $14.55       $11.54
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .09          .10          .08          .06          .12(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.53          .49         3.24        (1.87)        3.10
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.62          .59         3.32        (1.81)        3.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.08)        (.05)        (.07)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.14)       (1.47)       (1.37)        (.81)        (.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.48       $13.00       $13.88       $11.93       $14.55
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.53         5.62        28.46       (13.25)       28.19
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $46,055      $26,692      $37,367      $36,079      $46,761
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.61         1.65         1.59         1.66         1.72(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .60          .81          .54          .39          .91(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.71        82.68        87.23       135.56        65.38
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the period ended August 31, 1997 reflect a reduction of less than $0.01.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                           July 3, 2001+
operating performance               to August 31
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $15.49
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .02
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.92)
-------------------------------------------------
Total from
investment operations                   (.90)
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                         --
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                       --
-------------------------------------------------
Net asset value,
end of period                         $14.59
-------------------------------------------------
Total return at
net asset value (%)(b)                 (5.81)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $28,533
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .14*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .16*
-------------------------------------------------
Portfolio turnover (%)                 69.71
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are undervalued at the time of purchase.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on July 3, 2001. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At August 31, 2001, the value of securities loaned amounted to $10,848,667. The fund received cash collateral of $11,630,972 which is pooled with collateral from other Putnam funds into 40 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, realized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $38,308 to increase undistributed net investment income and $38,308 to decrease accumulated net realized gains. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, August 31, 2001, the fund's expenses were reduced by $221,529 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,658 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $454,987 and $11,466 from the sale of class A and class M shares, respectively, and received $548,782 and $6,799 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received $7,946 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,189,927,292 and $660,355,630, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,879,077       $ 447,549,443
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  401,117           5,547,085
---------------------------------------------------------------------------
                                            31,280,194         453,096,528

Shares
repurchased                                (15,101,169)       (218,803,117)
---------------------------------------------------------------------------
Net increase                                16,179,025       $ 234,293,411
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,856,472       $ 108,544,009
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,456,664          40,028,202
---------------------------------------------------------------------------
                                            12,313,136         148,572,211

Shares
repurchased                                (15,609,195)       (188,514,473)
---------------------------------------------------------------------------
Net decrease                                (3,296,059)      $ (39,942,262)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,235,301       $ 393,909,895
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  178,607           2,452,304
---------------------------------------------------------------------------
                                            27,413,908         396,362,199

Shares
repurchased                                (11,207,977)       (158,117,696)
---------------------------------------------------------------------------
Net increase                                16,205,931       $ 238,244,503
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,218,563       $  99,011,661
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,142,470          36,138,441
---------------------------------------------------------------------------
                                            11,361,033         135,150,102

Shares
repurchased                                (17,744,549)       (214,004,275)
---------------------------------------------------------------------------
Net decrease                                (6,383,516)      $ (78,854,173)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,364,422         $34,178,871
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,145             111,835
---------------------------------------------------------------------------
                                             2,372,567          34,290,706

Shares
repurchased                                   (571,020)         (8,270,508)
---------------------------------------------------------------------------
Net increase                                 1,801,547         $26,020,198
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    650,127         $ 7,825,037
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,434             155,300
---------------------------------------------------------------------------
                                               663,561           7,980,337

Shares
repurchased                                   (205,021)         (2,438,361)
---------------------------------------------------------------------------
Net increase                                   458,540         $ 5,541,976
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,215,332        $ 31,898,020
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   21,891             301,873
---------------------------------------------------------------------------
                                             2,237,223          32,199,893

Shares
repurchased                                 (1,110,553)        (15,745,219)
---------------------------------------------------------------------------
Net increase                                 1,126,670        $ 16,454,674
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    851,523        $ 10,263,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  306,668           3,545,432
---------------------------------------------------------------------------
                                             1,158,191          13,808,870

Shares
repurchased                                 (1,795,992)        (21,653,726)
---------------------------------------------------------------------------
Net decrease                                  (637,801)       $ (7,844,856)
---------------------------------------------------------------------------

                                               For the period July 3, 2001
                                           (commencement of operations) to
                                                           August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,070,942         $31,846,496
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,070,942          31,846,496

Shares
repurchased                                   (115,460)         (1,720,439)
---------------------------------------------------------------------------
Net increase                                 1,955,482         $30,126,057
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $24,615,590 as long-term capital gain, for its taxable year ended August 31, 2001.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN025-75507  274/2BF/2BG  10/01

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Value
Supplement to annual Report dated 8/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/01

                                                        NAV
1 year                                                 13.21%
5 years                                                74.33
Annual average                                         11.76
Life of fund (since class A inception, 1/3/95)        159.78
Annual average                                         15.41

Share value:                                            NAV
7/3/01                                                $15.49
8/31/01                                               $14.59
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    --         --             --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Small Cap
Value Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers the first half of Putnam Small Cap Value Fund's 2002 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon.
Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Edward T. Shadek, Jr.
Sheldon N. Simon

Despite market volatility and investors' fears of a continued U.S. economic slowdown, Putnam Small Cap Value Fund maintained its remarkable performance for the semiannual period ended August 31, 2001. Many of the market changes that had occurred towards the end of your fund's 2001 fiscal year remained intact during the first six months of fiscal 2002: value-oriented stocks outperformed growth-oriented stocks, and small-cap stocks were favored over their large-cap brethren. Investors, weary of disappointing results from the large-company stocks that had previously captivated the market, sought out more attractively-priced stocks of companies with more predictable profitability, driving up the value of many of the fund's holdings.

However, this picture changed considerably shortly after the tragic events of September 11. The days following the attack have been difficult ones for the global financial markets. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has primarily a short-term impact, and should be viewed within a longer-term perspective. The shock will also, we believe, bring a new focus on the fact that beyond any recession lies growth for the U.S. and global economies, growth that often originates at the small-cap level.

Total return for 6 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   10.33%   3.97%    9.98%   4.98%    9.96%   8.96%   10.05%   6.24%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                      7.6%

Retail                       7.1%

Electronics                  4.8%

Commercial and
consumer services            4.8%

Health care
services                     4.7%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


* STRENGTH CAME PRIMARILY FROM DEFENSIVE SECTORS

Throughout the semiannual period, the Federal Reserve Board kept up its resolve to prevent the U.S. economy from falling into a recession, cutting short-term interest rates a total of seven times by the end of August 2001. However, these efforts did little to assuage investor uncertainty as corporate earnings disappointments continued to dominate financial headlines. Consumer confidence also steadily declined, along with a surge in unemployment to 4.9%, the highest level in four years. Market difficulties such as these drove strong performance in more defensive sectors of the market such as health care and utilities, and rewarded the fund with solid performance. Health care, particularly the essential medical products and services industries, tends to be in consistent demand while other market sectors may suffer the downdraft of a slowing economy. A good example of this remains OmniCare, a pharmaceutical and medical billing services company we discussed in the fund's annual report. The company has continued to thrive during the period.

Surprisingly, technology, the current whipping boy of the stock market, also gave the fund a boost in performance as high quality companies that had previously been too expensive for us to consider suddenly made an appearance in the small-cap value universe. One company we especially liked was Aether Systems, which specializes in providing software that serves as a bridge between companies' applications and their employees' mobile devices. This stock reached a peak of over $300 a share after its IPO in 1999, then declined to what we considered to be a more reasonable price. We consider it a high-quality technology stock now available at a compelling valuation. Indeed, the strong performance experienced by many of the fund's technology holdings during the semiannual period confirmed our opinion that well-managed companies within this sector still retain attractive long-term prospects. While this stock, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and may change in the future.

* SEVERAL HOLDINGS BENEFITED FROM ACQUISITIONS

While we do not deliberately seek out stocks that are acquisition candidates, the characteristics of the stocks we select for the fund's portfolio -- attractive fundamentals, strong management, and low valuations -- often make them targets for mergers or buyouts. Acquisitions of a few of your fund's holdings continued throughout the semiannual period. One example was Mitchell Energy and Development Corporation, which was acquired by Devon Energy Corporation at the end of the semiannual period.

"We think this fairly new small-value fund is well worth a look."

-- Morningstar fund review, July 20, 2001

The fund's positions in acquired holdings experienced a boost in value from these transactions. However, disappointing sector performance during the period offset much of these gains. For example, demand for energy stocks fell as the economy slowed. We will continue to focus on the long-term fundamentals of our holdings in this sector. For the present, we are maintaining our positioning while monitoring day-to-day developments closely.

* FUND'S LONG-TERM STRATEGY CAN ADD VALUE TO A DIVERSIFIED PORTFOLIO

Putnam Small Cap Value Fund's strategy is built on a dedication to long-term fundamentals and style consistency. Because we typically buy stocks whose prices have declined, we tend to maintain our positioning for protracted periods to take advantage of each holding's highest possible valuation. When weakness in a specific sector affects a company we believe in, we may reduce the position somewhat but will rarely eliminate it.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Omnicare, Inc.
Health care services

Sierra Pacific Resources
Electric utilities

General Cable Corp.
Electronics

AAR Corp.
Aerospace and defense

Anixter International, Inc.
Computers

GenCorp., Inc.
Conglomerates

Webster Financial Corp.
Banking

Hughes Supply, Inc.
Retail

Sovereign Bancorp, Inc.
Banking

Tupperware Corp.
Consumer goods

Footnote reads:
These holdings represent 11.0% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


This long-term focus is important for investors to keep in mind in the aftermath of September 11th's events, which have led many to anticipate the worst for the U.S. and global economies. Realistically, this disaster will undermine business activity in the short term. However, many of the pre-conditions for recovery, such as lower business inventories and expansionary monetary and fiscal policies, were taking shape before the attacks. While we feel strongly that the macro-economic factors currently supporting your fund's successes will continue, we believe that it would not be reasonable to expect performance to benefit from them until well into calendar 2002. Meanwhile, we believe your fund's value-oriented, small-cap portfolio can provide valuable diversification throughout the current volatility and beyond.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Small Cap Value Fund seeks capital appreciation through investments in common stocks of small U.S. companies with a focus on value stocks.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                     Class A        Class B       Class C         Class M
(inception dates)   (4/13/99)      (5/3/99)      (7/26/99)       (3/29/00)
                   NAV     POP    NAV   CDSC    NAV    CDSC     NAV     POP
----------------------------------------------------------------------------
6 months          10.33%   3.97%  9.98%  4.98%  9.96%   8.96%  10.05%   6.24%
----------------------------------------------------------------------------
1 year            26.69   19.41  25.83  20.83  25.78   24.78   25.98   21.56
----------------------------------------------------------------------------
Life of fund      64.59   55.11  62.00  59.00  61.85   61.85   62.77   57.06
Annual average    23.18   20.16  22.37  21.41  22.32   22.32   22.61   20.79
----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                   Russell 2000                    Consumer
                   Value Index                   price index
----------------------------------------------------------------------------
6 months              7.01%                         0.74%
----------------------------------------------------------------------------
1 year               18.04                          2.78
----------------------------------------------------------------------------
Life of fund         47.13                          7.51
Annual average       17.30                          3.04
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/01

                        Class A     Class B     Class C      Class M
----------------------------------------------------------------------------
Distributions (number)*   --          --          --           --
----------------------------------------------------------------------------
Share value:         NAV     POP     NAV         NAV       NAV     POP
----------------------------------------------------------------------------
2/28/01            $12.59  $13.36   $12.43      $12.45   $12.54  $12.99
----------------------------------------------------------------------------
8/31/01             13.89   14.74    13.67       13.69    13.80   14.30
----------------------------------------------------------------------------

*The fund made no distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                    Class A         Class B         Class C        Class M
(inception dates)  (4/13/99)       (5/3/99)        (7/26/99)      (3/29/00)
                  NAV     POP     NAV    CDSC     NAV     CDSC    NAV     POP
------------------------------------------------------------------------------
6 months         -1.15%  -6.81%  -1.50%  -6.42%  -1.50%  -2.48%  -1.32%  -4.78%
------------------------------------------------------------------------------
1 year            8.73    2.46    7.90    2.90    7.89    6.89    8.20    4.43
------------------------------------------------------------------------------
Life of fund     42.67   34.45   40.19   37.19   40.10   40.10   41.06   36.12
Annual average   15.47   12.73   14.66   13.66   14.63   14.63   14.95   13.30
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Russell 2000 Value Index* is an unmanaged index of those companies in the Russell 2000 chosen for their value orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
August 31, 2001 (Unaudited)

COMMON STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            118,500 Harte-Hanks, Inc.                                                                 $   2,825,040

Aerospace and Defense (3.0%)
-------------------------------------------------------------------------------------------------------------------
            693,018 AAR Corp.                                                                            11,822,887
             56,300 Alliant Techsystems, Inc. (NON)                                                       5,858,015
            135,300 Heico Corp.                                                                           2,523,345
             13,460 Heico Corp. Class A                                                                     216,706
            308,400 Innovative Solutions & Support, Inc. (NON)                                            2,821,860
            129,100 Triumph Group, Inc. (NON)                                                             6,106,430
                                                                                                      -------------
                                                                                                         29,349,243

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
            387,800 Airtran Holdings, Inc. (NON)                                                          2,532,334
            156,600 Frontier Airlines, Inc. (NON)                                                         1,954,368
                                                                                                      -------------
                                                                                                          4,486,702

Automotive (2.8%)
-------------------------------------------------------------------------------------------------------------------
            128,100 BorgWarner Automotive, Inc.                                                           6,545,910
            147,500 Carlisle Companies, Inc.                                                              5,214,125
            179,100 CLARCOR, Inc.                                                                         4,792,716
             81,900 Group 1 Automotive, Inc. (NON)                                                        2,416,050
            435,400 Tower Automotive, Inc. (NON)                                                          5,581,828
            229,200 Tower Automotive, Inc. (acquired 8/30/01, cost $2,521,200) (NON) (RES)                2,644,510
                                                                                                      -------------
                                                                                                         27,195,139

Banking (7.6%)
-------------------------------------------------------------------------------------------------------------------
            223,800 AMCORE Financial, Inc.                                                                4,979,550
            215,300 BankAtlantic Bancorp, Inc. Class A                                                    1,985,066
            368,626 Banknorth Group, Inc.                                                                 8,109,772
            206,231 Centennial Bancorp                                                                    1,680,783
             77,500 Citizens Banking Corp.                                                                2,359,875
             81,500 City National Corp.                                                                   3,793,010
            153,900 Commercial Federal Corp.                                                              3,878,280
            168,600 Community First Bankshares                                                            4,105,410
            193,100 East West Bancorp, Inc.                                                               4,559,091
            119,700 Hudson United Bancorp                                                                 3,225,915
             73,000 North Fork Bancorporation, Inc.                                                       2,175,400
            105,740 Provident Bankshares Corp.                                                            2,206,794
            163,070 Republic Bancorp, Inc.                                                                2,307,441
            832,300 Sovereign Bancorp, Inc.                                                               9,221,884
            208,800 Sterling Bancshares, Inc.                                                             4,595,688
            237,210 Washington Federal, Inc.                                                              5,887,552
            291,000 Webster Financial Corp.                                                               9,463,320
                                                                                                      -------------
                                                                                                         74,534,831

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------------
            229,500 Sinclair Broadcast Group, Inc. (NON)                                                  2,272,050

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
            546,430 Apogee Enterprises, Inc.                                                              5,513,479

Chemicals (4.7%)
-------------------------------------------------------------------------------------------------------------------
            456,300 Airgas, Inc. (NON)                                                                    6,411,015
            799,600 Crompton Corp.                                                                        7,276,360
            299,300 Delta & Pine Land Co.                                                                 6,045,860
            241,800 Ferro Corp.                                                                           5,537,220
             83,200 H.B. Fuller Co.                                                                       4,465,344
            221,800 Mississippi Chemical Corp.                                                              709,760
            964,600 Omnova Solutions, Inc.                                                                6,491,758
            844,300 PolyOne Corp.                                                                         8,527,430
                                                                                                      -------------
                                                                                                         45,464,747

Commercial and Consumer Services (4.8%)
-------------------------------------------------------------------------------------------------------------------
             49,538 ABM Industries, Inc.                                                                  1,711,538
             63,100 ADVO, Inc. (NON)                                                                      2,296,840
            375,200 American Greetings Corp. Class A                                                      4,960,144
            182,900 Arbitron, Inc. (NON)                                                                  5,386,405
            128,000 Banta Corp.                                                                           3,838,720
             63,200 ePlus Inc. (NON)                                                                        513,816
            386,600 Hall, Kinion & Associates, Inc. (NON)                                                 2,331,198
            243,300 Harland (John H.) Co.                                                                 5,656,725
             66,200 Heidrick & Struggles International, Inc. (NON)                                        1,148,570
            110,100 Maximus, Inc. (NON)                                                                   4,722,189
            572,500 Modis Professional Services, Inc. (NON)                                               3,555,225
            136,600 RemedyTemp, Inc. Class A (NON)                                                        1,939,720
            949,200 Stewart Enterprises, Inc. Class A                                                     7,137,984
            104,100 Varco International, Inc. (NON)                                                       1,580,238
                                                                                                      -------------
                                                                                                         46,779,312

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            102,537 Communications Systems, Inc.                                                            633,679
            477,400 Inter-Tel, Inc.                                                                       7,638,400
            223,000 Performance Technologies, Inc. (NON)                                                  2,927,990
                                                                                                      -------------
                                                                                                         11,200,069

Computers (2.0%)
-------------------------------------------------------------------------------------------------------------------
            324,700 Anixter International, Inc. (NON)                                                    10,107,911
            593,300 Gerber Scientific, Inc.                                                               6,229,650
            196,900 MSC Software Corp. (NON)                                                              3,691,875
                                                                                                      -------------
                                                                                                         20,029,436

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
            790,950 GenCorp., Inc.                                                                        9,807,780

Consumer Goods (2.0%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Dial Corp. (The)                                                                      5,560,500
            136,800 Lancaster Colony Corp.                                                                4,446,000
            388,600 Tupperware Corp.                                                                      9,182,618
                                                                                                      -------------
                                                                                                         19,189,118

Electric Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------
             99,600 Hawaiian Electric Industries, Inc.                                                    3,952,128
            744,500 Sierra Pacific Resources                                                             12,619,275
                                                                                                      -------------
                                                                                                         16,571,403

Electrical Equipment (2.3%)
-------------------------------------------------------------------------------------------------------------------
            422,000 BE Aerospace, Inc. (NON)                                                              7,342,800
             30,300 BEI Technologies, Inc.                                                                  700,839
             66,600 Britesmile, Inc. (NON)                                                                  719,946
            301,652 Britesmile, Inc. (private) (NON)                                                      3,260,858
            228,400 Lincoln Electric Holdings, Inc.                                                       5,139,000
            205,400 Rayovac Corp. (NON)                                                                   3,512,340
             73,300 Thomas & Betts Corp.                                                                  1,569,353
                                                                                                      -------------
                                                                                                         22,245,136

Electronics (4.8%)
-------------------------------------------------------------------------------------------------------------------
            280,700 Avnet, Inc.                                                                           6,759,256
            182,900 Belden, Inc.                                                                          4,197,555
            816,900 General Cable Corp.                                                                  12,367,866
             32,400 Methode Electronics, Inc. Class A                                                       279,936
            173,200 Park Electrochemical Corp.                                                            4,338,660
            565,200 Pioneer-Standard Electronics, Inc.                                                    6,788,052
            167,500 Plexus Corp. (NON)                                                                    5,832,350
             79,800 Recoton Corp. (NON)                                                                   1,444,380
            565,000 X-Rite, Inc.                                                                          4,864,650
                                                                                                      -------------
                                                                                                         46,872,705

Energy (3.0%)
-------------------------------------------------------------------------------------------------------------------
            116,100 Chiles Offshore, Inc. (NON)                                                           2,279,043
            232,500 Global Industries, Ltd. (NON)                                                         1,876,275
             59,000 GulfMark Offshore, Inc. (NON)                                                         1,855,550
            176,600 Helmerich & Payne, Inc.                                                               5,396,896
            104,500 Hydril Co. (NON)                                                                      2,040,885
            144,700 National-Oilwell, Inc. (NON)                                                          2,248,638
            210,000 Newpark Resources, Inc. (NON)                                                         1,663,200
             71,700 Patterson-UTI Energy, Inc. (NON)                                                      1,007,385
            166,800 Pride International, Inc. (NON)                                                       2,185,080
            158,100 Spinnaker Exploration Co. (NON)                                                       6,055,230
             93,801 Tidewater, Inc.                                                                       2,918,149
                                                                                                      -------------
                                                                                                         29,526,331

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------------------------------------------
             82,500 Ameron International Corp.                                                            5,993,625
             69,900 Texas Industries, Inc.                                                                2,902,248
                                                                                                      -------------
                                                                                                          8,895,873

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
            213,300 Advanta Corp. Class B                                                                 2,636,388
            349,300 Annaly Mortgage Management, Inc.                                                      4,558,365
            421,300 Saxon Capital Acquisition Co. 144A (NON)                                              4,213,000
                                                                                                      -------------
                                                                                                         11,407,753

Food (2.5%)
-------------------------------------------------------------------------------------------------------------------
             49,900 American Italian Pasta Co. Class A (NON)                                              2,290,410
            305,300 Bunge, Ltd. (NON)                                                                     5,571,725
            368,400 International Multifoods Corp.                                                        7,633,248
            166,900 Sensient Technologies, Corp.                                                          3,670,131
            116,200 Smithfield Foods, Inc. (NON)                                                          5,141,850
                                                                                                      -------------
                                                                                                         24,307,364

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            154,600 Argosy Gaming Co. (NON)                                                               4,596,258
            152,600 Dover Downs Entertainment, Inc.                                                       2,154,712
             94,900 Station Casinos, Inc. (NON)                                                           1,257,425
                                                                                                      -------------
                                                                                                          8,008,395

Health Care Services (4.7%)
-------------------------------------------------------------------------------------------------------------------
            504,300 Beverly Enterprises, Inc. (NON)                                                       5,043,000
             77,401 Invacare Corp.                                                                        3,092,170
            576,500 Omnicare, Inc.                                                                       13,789,879
            287,548 Owens & Minor, Inc.                                                                   5,837,224
            209,200 Per-Se Technologies, Inc. (NON)                                                       1,759,372
            634,900 PSS World Medical, Inc. (NON)                                                         4,463,347
             86,900 Rightchoice Managed Care, Inc. (NON)                                                  4,013,911
            958,030 US Oncology, Inc. (NON)                                                               8,124,094
                                                                                                      -------------
                                                                                                         46,122,997

Homebuilding (0.6%)
-------------------------------------------------------------------------------------------------------------------
            227,500 Getty Realty Corp.                                                                    3,924,375
             50,378 Lennar Corp.                                                                          2,244,340
                                                                                                      -------------
                                                                                                          6,168,715

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            269,800 Applica, Inc. (NON)                                                                   3,035,250
            192,300 Furniture Brands International, Inc. (NON)                                            5,015,184
                                                                                                      -------------
                                                                                                          8,050,434

Insurance (4.6%)
-------------------------------------------------------------------------------------------------------------------
            168,233 AmerUs Group Co.                                                                      5,211,858
             96,500 Berkley (W.R.) Corp.                                                                  3,676,650
             30,800 Commerce Group, Inc.                                                                  1,151,920
             96,198 FBL Financial Group, Inc. Class A                                                     1,818,142
            291,720 Fidelity National Financial, Inc.                                                     7,071,293
          1,084,700 Fremont General Corp.                                                                 6,356,342
            334,100 Presidential Life Corp.                                                               6,468,176
             94,984 Radian Group, Inc.                                                                    3,809,808
            128,800 Stancorp Financial Group                                                              5,924,800
            227,800 State Auto Financial Corp.                                                            3,478,506
                                                                                                      -------------
                                                                                                         44,967,495

Leisure (1.5%)
-------------------------------------------------------------------------------------------------------------------
            224,800 Brunswick Corp.                                                                       4,898,392
            333,600 Callaway Golf Co.                                                                     6,044,832
            124,200 Gtech Holdings Corp. (NON)                                                            4,096,116
                                                                                                      -------------
                                                                                                         15,039,340

Machinery (2.2%)
-------------------------------------------------------------------------------------------------------------------
            316,435 DT Industries, Inc. (NON)                                                             1,882,788
             46,200 Flow International Corp. (Japan) (NON)                                                  516,978
            114,933 Gardner Denver, Inc. (NON)                                                            2,591,739
            210,900 Milacron, Inc.                                                                        3,796,200
            130,100 MSC Industrial Direct Company, Inc. Class A (NON)                                     2,315,780
            175,300 Presstek, Inc. (NON)                                                                  1,402,400
            226,200 Regal-Beloit Corp.                                                                    4,851,990
             84,700 Toro Co. (The)                                                                        3,858,085
                                                                                                      -------------
                                                                                                         21,215,960

Manufacturing (3.3%)
-------------------------------------------------------------------------------------------------------------------
            215,900 AMETEK, Inc.                                                                          6,587,109
             71,700 Harsco Corp.                                                                          2,538,180
            302,600 Kaman Corp. Class A                                                                   4,003,398
            236,000 Pentair, Inc.                                                                         8,850,000
            148,600 Tennant Co.                                                                           5,691,380
            131,400 York International Corp.                                                              4,993,200
                                                                                                      -------------
                                                                                                         32,663,267

Medical Technology (4.0%)
-------------------------------------------------------------------------------------------------------------------
             64,100 Arrow International, Inc.                                                             2,359,521
            112,400 Beckman Coulter, Inc.                                                                 5,138,928
             63,800 Conmed Corp. (NON)                                                                    1,942,710
            108,600 Datascope Corp.                                                                       4,562,286
             96,100 Haemonetics Corp. (NON)                                                               3,446,146
            205,300 Mentor Corp.                                                                          6,159,000
            957,100 Meridian Bioscience, Inc. (AFF)                                                       5,168,340
            218,000 Serologicals Corp. (NON)                                                              4,152,856
            206,800 Vital Signs, Inc.                                                                     5,997,200
                                                                                                      -------------
                                                                                                         38,926,987

Metals (1.4%)
-------------------------------------------------------------------------------------------------------------------
            176,300 Carpenter Technology Corp.                                                            5,109,174
             61,000 Material Sciences Corp. (NON)                                                           616,100
            191,100 Quanex Corp.                                                                          5,043,129
             70,400 Reliance Steel & Aluminum Co.                                                         1,900,800
            105,500 Steel Dynamics, Inc. (NON)                                                            1,408,425
                                                                                                      -------------
                                                                                                         14,077,628

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------------------------------------------
             99,800 Falcon Products, Inc.                                                                   727,542
            299,800 Standard Register Co. (The)                                                           5,651,230
            262,550 Wallace Computer Services, Inc.                                                       4,423,968
                                                                                                      -------------
                                                                                                         10,802,740

Oil & Gas (2.7%)
-------------------------------------------------------------------------------------------------------------------
             55,300 Exco Resources, Inc. (NON)                                                              853,279
             44,600 Newfield Exploration Co. (NON)                                                        1,470,016
            552,700 Range Resources Corp. (NON)                                                           3,260,930
            294,700 St. Mary Land & Exploration Co.                                                       5,658,240
             33,857 Stone Energy Corp. (NON)                                                              1,286,566
            324,100 Universal Compression Holdings, Inc. (NON)                                            8,685,880
            301,500 Vintage Petroleum, Inc.                                                               5,381,775
                                                                                                      -------------
                                                                                                         26,596,686

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
             90,900 Albany International Corp. (NON)                                                      1,917,990
            118,300 BWAY Corp. (NON)                                                                        757,120
                                                                                                      -------------
                                                                                                          2,675,110

Pharmaceuticals (1.0%)
-------------------------------------------------------------------------------------------------------------------
            131,200 Alpharma, Inc. Class A                                                                4,119,680
            363,300 Perrigo Co. (NON)                                                                     5,863,662
                                                                                                      -------------
                                                                                                          9,983,342

Photography/Imaging (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,044,100 BMC Industries, Inc.                                                                  4,802,860
            570,400 Ikon Office Solutions, Inc.                                                           4,278,000
             92,100 Imation Corp. (NON)                                                                   2,297,895
                                                                                                      -------------
                                                                                                         11,378,755

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             52,600 McClatchy Co. (The) Class A                                                           2,261,800

Real Estate (0.9%)
-------------------------------------------------------------------------------------------------------------------
            121,700 Alexandria Real Estate Equities (R)                                                   4,866,783
             28,100 First Industrial Realty Trust (R)                                                       887,117
             94,600 LNR Property Corp.                                                                    3,120,854
                                                                                                      -------------
                                                                                                          8,874,754

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            354,400 CBRL Group, Inc.                                                                      7,463,664

Retail (7.1%)
-------------------------------------------------------------------------------------------------------------------
             43,800 Aaron Rents, Inc.                                                                       771,318
            179,200 Big Lots, Inc.                                                                        1,899,520
            230,100 Casey's General Stores Inc.                                                           2,933,775
            449,800 Claire's Stores, Inc.                                                                 7,813,026
            137,700 Coldwater Creek, Inc. (NON)                                                           3,453,516
            250,800 Dillards, Inc. Class A                                                                4,489,320
            341,600 Hughes Supply, Inc.                                                                   9,342,760
            181,800 J. Jill Group, Inc. (NON)                                                             3,181,500
             82,500 J. Jill Group, Inc. (private) (NON)                                                   1,443,750
            121,000 Lands' End, Inc. (NON)                                                                4,648,820
            196,800 Longs Drug Stores, Inc.                                                               5,093,184
            459,900 NU Skin Enterprises, Inc. Class A                                                     3,150,315
            141,400 Pathmark Stores, Inc. (NON)                                                           3,428,950
            556,800 Pier 1 Imports, Inc.                                                                  6,765,120
            159,370 Regis Corp.                                                                           3,322,865
            217,700 Ruddick Corp.                                                                         3,646,475
             35,300 Sharper Image Corp. (NON)                                                               353,000
            336,300 Spiegel, Inc. Class A                                                                 3,396,630
                                                                                                      -------------
                                                                                                         69,133,844

Semiconductor (0.6%)
-------------------------------------------------------------------------------------------------------------------
            286,400 Cohu, Inc.                                                                            5,696,496

Shipping (2.6%)
-------------------------------------------------------------------------------------------------------------------
            345,400 EGL, Inc. (NON)                                                                       4,545,464
            446,600 General Maritime Corp. (NON)                                                          5,881,722
             38,100 Landstar Systems, Inc. (NON)                                                          2,829,687
            395,000 Rail America (private) (NON)                                                          5,036,250
            190,400 USFreightways Corp.                                                                   6,930,560
                                                                                                      -------------
                                                                                                         25,223,683

Software (2.0%)
-------------------------------------------------------------------------------------------------------------------
            323,400 Aether Systems, Inc. (NON)                                                            2,862,090
            145,300 Autodesk, Inc.                                                                        5,570,802
            654,800 Borland Software Corp. (NON)                                                          7,445,076
             90,100 Hyperion Solutions Corp. (NON)                                                        1,401,055
            115,600 JDA Software Group, Inc. (NON)                                                        2,157,096
                                                                                                      -------------
                                                                                                         19,436,119

Technology Services (2.0%)
-------------------------------------------------------------------------------------------------------------------
            206,500 American Management Systems (NON)                                                     3,646,790
            161,000 Ciber, Inc. (NON)                                                                     1,054,550
            245,110 Computer Task Group, Inc. (NON)                                                         659,346
             65,880 Global Payments, Inc.                                                                 2,342,034
            302,400 Keane, Inc. (NON)                                                                     5,095,440
            378,943 MTS Systems Corp.                                                                     4,926,259
            344,100 Sapient Corp. (NON)                                                                   1,861,581
                                                                                                      -------------
                                                                                                         19,586,000

Textiles (1.8%)
-------------------------------------------------------------------------------------------------------------------
            368,200 Interface, Inc. Class A                                                               2,153,970
            266,000 Kellwood Co.                                                                          5,788,160
            189,800 Wilsons The Leather Experts (NON)                                                     3,528,382
            308,000 Wolverine World Wide, Inc.                                                            5,731,880
                                                                                                      -------------
                                                                                                         17,202,392

Transaction Processing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            125,500 National Data Corp.                                                                   4,845,555

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
             26,700 Stericycle, Inc. (NON)                                                                1,286,139
                                                                                                     --------------
                    Total Common Stocks (cost $819,079,121)                                          $  936,161,808

CONVERTIBLE PREFERRED STOCKS (0.5%) (a) (cost $5,604,672)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            266,500 Exco Resources, Inc. $5.00 cum. cv. pfd.                                         $    4,563,813

SHORT-TERM INVESTMENTS (8.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        31,546,653 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                    ranging from September 4, 2001 to October 19, 2001 (d)                           $   31,478,531
         25,000,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston due
                    September 4, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $25,010,278 for an effective
                    yield of 3.70%.                                                                      25,000,000
         24,121,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Goldman Sachs & Co. due
                    September 4, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $24,130,863 for an effective
                    yield of 3.68%.                                                                      24,121,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $80,599,531)                                  $   80,599,531
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $905,283,324) (b)                                        $1,021,325,152
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $976,725,111.

  (b) The aggregate identified cost on a tax basis is $906,981,289, resulting in gross unrealized appreciation and depreciation of $153,596,792 and $39,252,929, respectively, or net unrealized appreciation of $114,343,863.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2001 was $2,644,510 or 0.3% of net assets.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (d) See footnote E to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $29,116,934 of securities
on loan (identified cost $905,283,324) (Note 1)                              $1,021,325,152
-------------------------------------------------------------------------------------------
Cash                                                                                630,294
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   967,215
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           14,384,051
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      808,023
-------------------------------------------------------------------------------------------
Total assets                                                                  1,038,114,735

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 26,030,712
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,397,482
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,578,256
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          192,611
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         5,853
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,317
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              543,452
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               31,478,531
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              160,410
-------------------------------------------------------------------------------------------
Total liabilities                                                                61,389,624
-------------------------------------------------------------------------------------------
Net assets                                                                   $  976,725,111

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $  838,201,983
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (799,192)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            23,280,492
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      116,041,828
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $  976,725,111

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($474,928,496 divided by 34,182,117 shares)                                          $13.89
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.89)*                              $14.74
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($387,674,626 divided by 28,366,484 shares)**                                        $13.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($60,874,680 divided by 4,447,316 shares)**                                          $13.69
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,278,400 divided by 1,034,459 shares)                                            $13.80
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.80)*                              $14.30
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($38,968,909 divided by 2,800,261 shares)                                            $13.92
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend (including dividend income of $117,579
from affiliated issuers) (Note 5)                                              $  4,206,896
-------------------------------------------------------------------------------------------
Interest                                                                            611,064
-------------------------------------------------------------------------------------------
Securities lending                                                                   15,857
-------------------------------------------------------------------------------------------
Total investment income                                                           4,833,817

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,730,835
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      554,444
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,971
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,249
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               423,377
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,406,862
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               231,072
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                33,511
-------------------------------------------------------------------------------------------
Other                                                                               306,032
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,702,353
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (69,344)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,633,009
-------------------------------------------------------------------------------------------
Net investment loss                                                                (799,192)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 15,201,310
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     51,088,476
-------------------------------------------------------------------------------------------
Net gain on investments                                                          66,289,786
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $65,490,594
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                        August 31      February 28
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (799,192)   $    (210,814)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       15,201,310        9,444,012
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             51,088,476       60,437,328
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   65,490,594       69,670,526
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --         (604,473)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (398,562)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (70,377)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (8,024)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     411,219,268      280,397,674
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          476,709,862      348,986,764

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   500,015,249      151,028,485
--------------------------------------------------------------------------------------------------
End of period (including accumulated
net investment loss of $799,192
and $--, respectively)                                               $976,725,111     $500,015,249
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------
                                   Six months
                                      ended                 For the period
Per-share                           August 31    Year ended April 13, 1999+
operating performance              (Unaudited)   February 28 to February 29
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.59       $10.01        $8.50
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .03         (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.29         2.59         1.56
---------------------------------------------------------------------------
Total from
investment operations                   1.30         2.62         1.55
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                       --         (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                       --         (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.89       $12.59       $10.01
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.33*       26.19        18.23*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $474,928     $242,602      $83,845
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .64*        1.31         1.38*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .06*         .25         (.20)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 17.37*       34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                    Six months
                                      ended                  For the period
Per-share                           August 31    Year ended   May 3, 1999+
operating performance              (Unaudited)   February 28 to February 29
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.43        $9.95        $9.35
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.05)        (.07)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.28         2.57          .71
---------------------------------------------------------------------------
Total from
investment operations                   1.24         2.52          .64
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                       --         (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                       --         (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.67       $12.43        $9.95
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.98*       25.34         6.84*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $387,675     $192,673      $59,224
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.01*        2.06         1.91*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.32)*       (.50)        (.81)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 17.37*       34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                      ended                  For the period
Per-share                           August 31   Year ended   July 26, 1999+
operating performance              (Unaudited)  February 28  to February 29
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.45        $9.97       $10.23
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.05)        (.05)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   1.28         2.57         (.17)
---------------------------------------------------------------------------
Total from
investment operations                   1.24         2.52         (.22)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                       --         (.04)        (.04)
---------------------------------------------------------------------------
Total distributions                       --         (.04)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.69       $12.45        $9.97
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.96*       25.29        (2.16)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $60,875      $32,074       $7,960
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.01*        2.06         1.38*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.32)*       (.49)        (.57)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 17.37*       34.37        41.58*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                            August 31  March  29, 2000+
operating performance               (Unaudited) to February 28
----------------------------------------------------------------
                                        2001         2001
----------------------------------------------------------------
Net asset value,
beginning of period                   $12.54       $10.23
----------------------------------------------------------------
Investment operations
----------------------------------------------------------------
Net investment loss (a)                 (.02)        (.02)
----------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.28         2.37
----------------------------------------------------------------
Total from
investment operations                   1.26         2.35
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net realized
gain on investments                       --         (.04)
----------------------------------------------------------------
Total distributions                       --         (.04)
----------------------------------------------------------------
Net asset value,
end of period                         $13.80       $12.54
----------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.05*       22.99*
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,278       $7,589
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89*        1.67*
----------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.19)*       (.18)*
----------------------------------------------------------------
Portfolio turnover (%)                 17.37*       34.37
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                      ended    For the period
Per-share                           August 31 January 3, 2001+
operating performance              (Unaudited) to February 28
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.59       $11.73
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .02          .01
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.31          .85
--------------------------------------------------------------
Total from
investment operations                   1.33          .86
--------------------------------------------------------------
Net asset value,
end of period                         $13.92        12.59
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.56*        7.33*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,969      $25,077
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .51*         .17*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .18*         .08*
--------------------------------------------------------------
Portfolio turnover (%)                 17.37*       34.37
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
August 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $29,116,934. The fund received cash collateral of $31,478,531 which is pooled with collateral from other Putnam funds into 40 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, August 31, 2001, the fund's expenses were reduced by $69,344 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $975 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $260,769 and $4,829 from the sale of class A and class M shares, respectively, and received $168,009 and $4,329 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 2001, Putnam Retail Management, acting as underwriter received $4,767 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $515,809,985 and $119,184,629, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,604,599        $275,408,672
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            20,604,599         275,408,672

Shares
repurchased                                 (5,694,946)        (74,665,752)
---------------------------------------------------------------------------
Net increase                                14,909,653        $200,742,920
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,730,463        $199,747,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,274             578,355
---------------------------------------------------------------------------
                                            17,781,737         200,325,784

Shares
repurchased                                 (6,888,361)        (79,074,011)
---------------------------------------------------------------------------
Net increase                                10,893,376        $121,251,773
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,376,499        $227,530,529
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            17,376,499         227,530,529

Shares
repurchased                                 (4,512,944)        (58,462,497)
---------------------------------------------------------------------------
Net increase                                12,863,555        $169,068,032
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,752,014        $132,859,311
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   32,145             358,775
---------------------------------------------------------------------------
                                            11,784,159         133,218,086

Shares
repurchased                                 (2,230,555)        (24,695,974)
---------------------------------------------------------------------------
Net increase                                 9,553,604        $108,522,112
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,023,860        $ 40,052,807
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,023,860          40,052,807

Shares
repurchased                                 (1,152,845)        (15,299,187)
---------------------------------------------------------------------------
Net increase                                 1,871,015        $ 24,753,620
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,940,212         $21,615,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,294              59,184
---------------------------------------------------------------------------
                                             1,945,506          21,675,142

Shares
repurchased                                   (167,359)         (1,855,629)
---------------------------------------------------------------------------
Net increase                                 1,778,147         $19,819,513
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    846,713         $11,322,331
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               846,713          11,322,331

Shares
repurchased                                   (417,547)         (5,282,987)
---------------------------------------------------------------------------
Net increase                                   429,166         $ 6,039,344
---------------------------------------------------------------------------

                                             For the period March 29, 2000
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    774,119         $ 9,129,448
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      687               7,729
---------------------------------------------------------------------------
                                               774,806           9,137,177

Shares
repurchased                                   (169,513)         (1,942,443)
---------------------------------------------------------------------------
Net increase                                   605,293         $ 7,194,734
---------------------------------------------------------------------------

                                          Six months ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,289,240         $16,756,099
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,289,240          16,756,099

Shares
repurchased                                   (480,434)         (6,140,747)
---------------------------------------------------------------------------
Net increase                                   808,806         $10,615,352
---------------------------------------------------------------------------

                                            For the period January 3, 2001
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,245,265         $26,784,307
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,245,265          26,784,307

Shares
repurchased                                   (253,810)         (3,174,765)
---------------------------------------------------------------------------
Net increase                                 1,991,455         $23,609,542
---------------------------------------------------------------------------


Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                           Purchase       Sales     Dividend     Market
Affiliates                   Cost          Cost      Income      Value
---------------------------------------------------------------------------
Name of affiliate
---------------------------------------------------------------------------
Meridian Bioscience, Inc. $577,122         $--      $117,579   $5,168,340


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward T. Shadek, Jr.
Vice President and Fund Manager

Sheldon N. Simon
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA069  75508  2MF  10/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Small Cap Value Fund
Supplement to semiannual Report dated 8/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/01

                                                             NAV
6 months                                                   10.56%
1 year                                                     26.96%
Life of fund (since class A inception, 4/13/99)            64.95%
Annual average                                             23.29%

Share value:                                                 NAV
2/28/01                                                    $12.59
8/31/01                                                    $13.92
----------------------------------------------------------------------------
Distributions:     No.      Income           Capital gains      Total
                    0       $0.000              $0.000         $0.000
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International Blend
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

8-31-01

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 8/31/01. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 2/28/02.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
August 31, 2001 (Unaudited)

COMMON STOCKS (98.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
              5,401 WPP Group PLC (United Kingdom)                                                    $      53,895

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
              8,352 BAE Systems PLC (United Kingdom)                                                         39,975

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
                677 Deutsche Lufthansa AG (Germany)                                                          10,697
              1,000 Singapore Airlines, Ltd. (Singapore)                                                      6,893
                                                                                                      -------------
                                                                                                             17,590

Automotive (2.2%)
-------------------------------------------------------------------------------------------------------------------
                659 Bayerische Motoren Werke (BMW) AG (Germany)                                              21,005
                210 DaimlerChrysler AG (Germany)                                                              9,173
              6,000 Nissan Motor Company, Ltd. (Japan) (NON)                                                 34,995
                700 Toyota Motor Corp. (Japan)                                                               21,237
                                                                                                      -------------
                                                                                                             86,410

Banking (16.0%)
-------------------------------------------------------------------------------------------------------------------
              2,554 ABN AMRO Holdings NV (Netherlands)                                                       46,989
              1,495 Banco de Biblao Vizcava (BBV) (Spain)                                                    19,278
              1,113 Bank of Nova Scotia (Canada)                                                             34,647
                932 Barclays PLC (United Kingdom)                                                            28,252
                357 Bayerische Vereinsbank AG (Germany)                                                      14,880
                440 BNP Paribas SA (France)                                                                  40,356
              1,070 Commonwealth Bank of Australia (Australia)                                               16,510
                496 Credit Suisse Group (Switzerland)                                                        21,094
                580 Danske Bank A/S (Denmark)                                                                 9,838
                145 Deutsche Bank AG (Germany)                                                               10,007
              3,823 HSBC Holdings PLC (United Kingdom)                                                       44,470
              8,261 IntesaBCI SpA (Italy)                                                                    27,532
              1,600 Lloyds TSB Group PLC (United Kingdom)                                                    16,488
              1,840 National Bank of Canada (Canada)                                                         35,019
              3,000 Overseas-Chinese Banking Corp. (Singapore)                                               18,955
                440 Royal Bank of Scotland Group PLC (United Kingdom)                                        10,977
              3,687 San Paolo-IMI SpA (Italy)                                                                46,171
                868 Societe Generale (France)                                                                51,077
              2,527 Svenska Handelsbanken AB Class A (Sweden)                                                36,171
              1,590 Toronto-Dominion Bank (Canada)                                                           42,622
                453 UBS AG (Switzerland)                                                                     22,103
              5,604 Westpac Banking Corp. (Australia)                                                        40,975
                                                                                                      -------------
                                                                                                            634,411

Beverage (1.8%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Diageo PLC (United Kingdom)                                                              20,161
                982 Heineken NV (Netherlands)                                                                41,154
              1,400 South African Breweries PLC (United Kingdom)                                             10,376
                                                                                                      -------------
                                                                                                             71,691

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
                248 BASF AG (Germany) (NON)                                                                  10,202

Commercial and Consumer Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Benesse Corp.                                                                            32,440
              1,010 Capita Group PLC (United Kingdom)                                                         6,416
              8,135 Hays PLC (United Kingdom)                                                                19,114
                571 Securitas AB Class B (Sweden)                                                             8,993
                606 Sodexho Alliance SA (France)                                                             29,166
              5,000 Toppan Printing Company, Ltd. (Japan) (NON)                                              47,441
                                                                                                      -------------
                                                                                                            143,570

Communications Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
                909 Nokia OYJ (Finland)                                                                      14,223

Computers (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Sharp Corp. (Japan)                                                                      10,656

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
                540 Canadian Pacific, Ltd. (Canada)                                                          19,562
                313 Norsk Hydro ASA (Norway)                                                                 13,582
                                                                                                      -------------
                                                                                                             33,144

Construction (0.7%)
-------------------------------------------------------------------------------------------------------------------
                808 CRH PLC (Ireland)                                                                        13,574
                163 Lafarge Coppee (France)                                                                  14,780
                                                                                                      -------------
                                                                                                             28,354

Consumer Cyclicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Matsushita Electric Industrial Co. (Japan)                                               60,644

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
                400 Acom Company, Ltd. (Japan)                                                               35,734

Consumer Goods (2.9%)
-------------------------------------------------------------------------------------------------------------------
              1,000 KAO Corp. (Japan)                                                                        25,380
                636 L'Oreal SA (Germany)                                                                     43,085
              2,580 Swatch Group AG (The) (Switzerland)                                                      44,539
                                                                                                      -------------
                                                                                                            113,004

Consumer Staples (0.9%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Fuji Photo Film Company, Ltd. (Japan)                                                    37,146

Electric Utilities (5.2%)
-------------------------------------------------------------------------------------------------------------------
              4,800 CLP Holdings, Ltd. (Hong Kong) (NON)                                                     19,447
                460 E.On AG (Germany)                                                                        25,189
                171 Electrabel SA (Belgium)                                                                  38,542
              1,419 Iberdrola SA (Spain)                                                                     19,432
              1,200 Kansai Electric Power, Inc. (Japan)                                                      20,573
                739 RWE AG (Germany)                                                                         31,071
              2,254 Scottish and Southern Energy PLC (United Kingdom)                                        21,707
              4,465 Scottish Power PLC (United Kingdom)                                                      31,733
                                                                                                      -------------
                                                                                                            207,694

Electrical Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------------
                433 Schneider Electric SA (France)                                                           23,986
                817 Siemens AG (Germany)                                                                     41,844
                                                                                                      -------------
                                                                                                             65,830

Electronics (3.3%)
-------------------------------------------------------------------------------------------------------------------
                235 Celestica, Inc. (Canada) (NON)                                                            8,563
                800 Fuji Soft ABC, Inc. (Japan)                                                              36,507
              2,000 OMRON Corp. (Japan)                                                                      28,355
                200 Samsung Electronics Company, Ltd. (South Korea)                                          29,757
              1,000 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                     1,856
                858 Thomson Multimedia SA (France) (NON)                                                     24,317
                                                                                                      -------------
                                                                                                            129,355

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
                357 Vinci SA (France)                                                                        22,629

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
              2,820 Dexia (Belgium)                                                                          44,764

Food (2.6%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Ajinomoto Company, Inc.                                                                  54,038
                490 CSM (Netherlands)                                                                        10,079
                192 Nestle SA (Switzerland)                                                                  40,511
                                                                                                      -------------
                                                                                                            104,628

Insurance (5.7%)
-------------------------------------------------------------------------------------------------------------------
              1,291 Aegon NV (Netherlands) (NON)                                                             38,911
                212 Allianz AG (Germany)                                                                     59,680
                440 Canada Life Financial Corp. (Canada)                                                     12,945
              2,435 ING Groep NV (Netherlands)                                                               76,862
                239 Manulife Financial Corp. (Canada)                                                         7,031
                383 XL Capital, Ltd. Class A (Bermuda)                                                       31,789
                                                                                                      -------------
                                                                                                            227,218

Investment Banking/Brokerage (3.3%)
-------------------------------------------------------------------------------------------------------------------
              1,733 Amvescap PLC (United Kingdom)                                                            24,381
                958 Fortis (NL) NV (Netherlands)                                                             26,925
              4,104 Mediolanum SpA (Italy)                                                                   46,548
              5,000 Nikko Securities Company, Ltd. (Japan)                                                   33,112
                                                                                                      -------------
                                                                                                            130,966

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,054 Accor SA (France)                                                                        41,253

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
              1,068 Atlas Copco AB Class B (Sweden)                                                          20,962

Metals (1.7%)
-------------------------------------------------------------------------------------------------------------------
              5,225 BHP Billiton, Ltd. (Australia)                                                           25,605
              1,810 Rio Tinto, Ltd. (Australia)                                                              32,063
                605 Rio Tinto PLC (United Kingdom)                                                           10,881
                                                                                                      -------------
                                                                                                             68,549

Office Equipment & Supplies (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Canon, Inc. (Japan)                                                                      30,087
              2,000 Ricoh Company, Ltd. (Japan)                                                              32,557
                                                                                                      -------------
                                                                                                             62,644

Oil & Gas (6.2%)
-------------------------------------------------------------------------------------------------------------------
                210 Alberta Energy Company, Ltd. (Canada)                                                     7,079
              2,555 BG PLC (United Kingdom)                                                                  10,599
              8,821 BP PLC (United Kingdom)                                                                  74,781
              2,309 ENI SpA (Italy)                                                                          30,613
                962 Petroleo Brasileiro S.A. ADR (Brazil)                                                    21,645
                726 Royal Dutch Petroleum Co. (Netherlands)                                                  41,159
              1,670 Shell Transport & Trading Co. PLC (United Kingdom)                                       13,758
                390 Suncor Energy, Inc. (Canada)                                                             10,797
                251 TotalFinaElf SA Class B (France)                                                         37,085
                                                                                                      -------------
                                                                                                            247,516

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
              1,300 Abitibi-Consolidated, Inc. (Canada)                                                      10,241
              1,245 Aracruz Celulose S.A. ADR (Brazil)                                                       21,352
              1,111 UPM-Kymmene OYJ (Finland)                                                                36,472
                                                                                                      -------------
                                                                                                             68,065

Pharmaceuticals (7.8%)
-------------------------------------------------------------------------------------------------------------------
                196 Aventis SA (France)                                                                      14,328
              2,000 Daiichi Pharmaceutical Company, Ltd. (Japan)                                             46,727
              1,000 Eisai Company, Ltd. (Japan)                                                              24,666
              1,877 GlaxoSmithKline PLC (United Kingdom)                                                     49,765
                606 Novartis AG (Switzerland)                                                                22,103
              1,000 Sankyo Company, Ltd. (Japan)                                                             20,590
              1,151 Sanofi-Synthelabo SA (France)                                                            75,308
              1,113 Schering Corp. (Germany)                                                                 57,762
                                                                                                      -------------
                                                                                                            311,249

Photography/Imaging (1.1%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Olympus Optical Company, Ltd. (Japan)                                                    42,609

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
             13,197 Granada PLC (United Kingdom)                                                             28,520

Retail (2.8%)
-------------------------------------------------------------------------------------------------------------------
                100 Fast Retailing Company, Ltd. (Japan)                                                     12,606
              1,183 GUS PLC (United Kingdom)                                                                 10,355
              1,000 Seven-Eleven Japan Company, Ltd. (Japan)                                                 33,112
                155 Weston, Ltd. (George) (Canada)                                                           10,065
              7,812 Woolworths, Ltd. (Australia)                                                             44,062
                                                                                                      -------------
                                                                                                            110,200

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Nippon Express Company, Ltd. (Japan)                                                      8,791

Software (1.9%)
-------------------------------------------------------------------------------------------------------------------
                680 Amdocs, Ltd. (Guernsey) (NON)                                                            26,044
              1,730 CGI Group, Inc. (Canada) (NON)                                                            9,487
              6,332 Misys PLC (United Kingdom)                                                               27,827
                  3 NTT Data Corp. (Japan)                                                                   11,093
                                                                                                      -------------
                                                                                                             74,451

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
                710 Altran Technologies SA (France)                                                          33,914
             10,000 Pacific Century CyberWorks, Ltd. (Hong Kong) (NON)                                        2,154
                                                                                                      -------------
                                                                                                             36,068

Telecommunications (6.7%)
-------------------------------------------------------------------------------------------------------------------
              3,030 British Telecommunications PLC (United Kingdom)                                          18,546
              1,380 Deutsche Telekom AG (Germany)                                                            21,304
                 14 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                       63,535
                  3 NTT DoCoMo, Inc. (Japan)                                                                 36,810
              9,045 Olivetti SpA (Italy)                                                                     13,265
              4,631 Portugal Telecom, SGPS SA (Portugal) (NON)                                               29,522
                 50 Swisscom AG ADR (Switzerland)                                                            14,356
                305 TDC A/S (Denmark)                                                                        11,054
              3,352 Telecom Italia SpA (Italy)                                                               27,730
             15,626 Vodafone Group PLC (United Kingdom)                                                      31,163
                                                                                                      -------------
                                                                                                            267,285

Telephone (1.4%)
-------------------------------------------------------------------------------------------------------------------
             25,091 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                         55,309

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
                570 Industria de Diseno Textil SA (Inditex) (Spain) (NON)                                     9,964
                100 Industria de Diseno Textil SA (Inditex) 144A (Spain) (NON)                                1,748
                                                                                                      -------------
                                                                                                             11,712

Tobacco (0.9%)
-------------------------------------------------------------------------------------------------------------------
                 15 Cie Finance Richemont AG (Switzerland)                                                   36,639

Water Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------
              2,542 Severn Trent Water PLC (United Kingdom)                                                  27,836
              1,347 Suez Lyonnaise des Eaux (France)                                                         45,870
                                                                                                      -------------
                                                                                                             73,706
                                                                                                      -------------
                    Total Common Stocks (cost $4,018,119)                                             $   3,889,261

SHORT-TERM INVESTMENTS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            10,625 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80%
                    and due dates ranging from September 4, 2001 to
                    October 19, 2001. (d)                                                             $      10,602
             92,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse
                    First Boston due September 4, 2001 with respect to
                    various U.S. Government obligations -- maturity value
                    of $92,038 for an effective yield 3.70%.                                                 92,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $102,602)                                      $     102,602
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,120,721) (b)                                           $   3,991,863
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,970,111.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to financial statements on page 16.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2001:
      (as percentage of Market Value)

                   Australia           4.0%
                   Belgium             2.1
                   Bermuda             0.8
                   Brazil              1.1
                   Canada              5.2
                   Finland             1.3
                   France             11.4
                   Germany             8.9
                   Italy               4.8
                   Japan              19.0
                   Netherlands         7.1
                   New Zealand         1.4
                   Spain               1.3
                   Sweden              1.7
                   Switzerland         5.1
                   United Kingdom     15.9
                   United States       4.5
                   Other               4.4
                                     -----
                   Total             100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $9,988 of securities on loan
(identified cost $4,120,721) (Note 1)                                            $3,991,863
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,120
-------------------------------------------------------------------------------------------
Foreign currency (cost $298)                                                            302
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            10,504
-------------------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                                   1,151
-------------------------------------------------------------------------------------------
Total assets                                                                      4,010,940

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      9,153
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,925
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              934
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   10,602
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               16,208
-------------------------------------------------------------------------------------------
Total liabilities                                                                    40,829
-------------------------------------------------------------------------------------------
Net assets                                                                       $3,970,111

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                               $4,130,271
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         25,039
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (56,788)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (128,411)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,970,111

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,970,111 divided by 485,078 shares)                                                $8.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.18)*                                $8.68
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
For the period March 30, 2001 (commencement of operations) to August 31, 2001
(Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,748)                                          $  44,616
-------------------------------------------------------------------------------------------
Interest                                                                              5,141
-------------------------------------------------------------------------------------------
Securities lending                                                                        7
-------------------------------------------------------------------------------------------
Total investment income                                                              49,764

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     17,635
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,217
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                      299
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         27
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 849
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               2,502
-------------------------------------------------------------------------------------------
Auditing                                                                             12,700
-------------------------------------------------------------------------------------------
Legal                                                                                 3,029
-------------------------------------------------------------------------------------------
Other                                                                                   231
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (13,918)
-------------------------------------------------------------------------------------------
Total expenses                                                                       25,571
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (846)
-------------------------------------------------------------------------------------------
Net expenses                                                                         24,725
-------------------------------------------------------------------------------------------
Net investment income                                                                25,039
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (56,290)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (498)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the period                                     447
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                       (128,858)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (185,199)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(160,160)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the period March 30, 2001
                                                                      (commencement of operations)
                                                                               to August 31, 2001*
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $   25,039
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                         (56,788)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                         (128,411)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                      (160,160)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                          130,271
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                                               (29,889)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                             4,000,000
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $25,039)                                                                      $3,970,111
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------
                                  For the period
Per-share                         March 30, 2001+
operating performance               to August 31
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                    $8.50
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(b)             .05
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.37)
-------------------------------------------------
Total from
investment operations                   (.32)
-------------------------------------------------
Net asset value,
end of period                          $8.18
-------------------------------------------------
Total return at
net asset value (%)(c)                 (3.76)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $3,970
-------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)             .62*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .60*
-------------------------------------------------
Portfolio turnover (%)                 63.76*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.03 per class A share for the period ended August 31, 2001(Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
August 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International Blend Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by companies outside the United States. Current income is a secondary objective.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $9,988. The fund received cash collateral of $10,602, which is pooled with collateral from other Putnam funds into 40 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized offering costs The offering costs of $2,000 are being amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period March 30, 2001 to August 31, 2001, the fund's expenses were reduced by $846 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the period ended August 31, 2001, Putnam Retail Management, acting as underwriter received no monies from the sale of class A shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended August 31, 2001, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the period ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,635,380 and $2,560,971, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             For the period March 30, 2001
                                           (commencement of operations) to
                                                           August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     17,452            $155,014
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                17,452             155,014

Shares
repurchased                                     (2,962)            (24,743)
---------------------------------------------------------------------------
Net increase                                    14,490            $130,271
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to March 30, 2001, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $4,000,000 and the issuance of 470,588 class A shares to Putnam Investments, LLC on March 29, 2001.

At August 31, 2001, Putnam Investments, LLC owned 470,588 shares of the fund (97.0% of class A shares outstanding) valued at $3,849,410.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert Swift
Vice President

Colin Moore
Vice President and Fund Manager

Nathan W. Eigerman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Blend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


75527  10/01